UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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RUSSELL INVESTMENT FUNDS

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RUSSELL INVESTMENT FUNDS

1301 Second Avenue, 18th Floor, Seattle, WA 98101

IMPORTANT SHAREHOLDER INFORMATION

This document contains a Proxy Statement and proxy card(s) or voting instruction card(s) for an upcoming shareholder meeting of Russell Investment Funds (the “Trust”). A proxy card or voting instruction card is, in essence, a ballot. When you vote using a proxy card or provide voting instructions, you appoint an individual named on the card to act as your proxy at the actual shareholder meeting and you instruct that individual as to how to vote on your behalf at the shareholder meeting. The proxy card(s) or voting instruction card(s) may be completed by checking the appropriate box and voting for or against the proposals. If you simply sign the proxy or voting instruction card without specifying a vote with respect to a proposal, your shares will be voted in accordance with the recommendation of the Board of Trustees.

Please read the Proxy Statement and cast your vote through the Internet or by telephone by following the instructions on your proxy card(s) or voting instruction card(s) or cast your vote by signing, voting and returning the proxy card(s) or voting instruction card(s) in the envelope provided. Voting your proxy or providing your voting instructions, and doing so promptly, ensures that the Trust will not need to conduct additional mailings or contact you directly to obtain your vote.

Please exercise your right to vote. Thank you.

RUSSELL INVESTMENT FUNDS

Multi-Style Equity Fund	Moderate Strategy Fund
Aggressive Equity Fund	Balanced Strategy Fund
Global Real Estate Securities Fund	Growth Strategy Fund
Non-U.S. Fund	Equity Growth Strategy Fund
Core Bond Fund

1301 Second Avenue, 18th Floor, Seattle, WA 98101

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To all shareholders of Russell Investment Funds:

Russell Investment Funds (the “Trust”) is holding a special meeting (the “Special Meeting”) of all shareholders of each of the separate series of the Trust (each a “Fund” and collectively the “Funds”) on November 3, 2014. The Special Meeting will be held at the offices of Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, at 11:00 a.m. Pacific Time.

The Trust is a Massachusetts business trust operating as a registered management investment company. The Trust currently offers shares of 9 funds. Each proposal relates to shareholders of all of the Funds.

This Special Meeting is being held for the purpose of considering the following proposals:

(1)	Approval of a new investment advisory agreement between each Fund and Russell Investment Management Company, each Fund’s current investment adviser (“RIMCo”) (the “Post-Transaction Agreement”), as a result of a transaction involving the sale of RIMCo’s parent company (the “Transaction”).

(2)	Approval of a new investment advisory agreement between each Fund and RIMCo that reflects updated terms and, if approved by shareholders, will go into effect in lieu of the Post-Transaction Agreement following the Transaction or, if the Transaction is not consummated, will replace the Fund’s existing investment advisory agreement.

These matters are discussed in detail in the Proxy Statement enclosed with this Notice.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

The Trust has fixed the close of business on August 25, 2014 (the “Record Date”) as the record date for determining shareholders entitled to notice of and to vote at the

Special Meeting. Each share of each Fund is entitled to one vote on each proposal and a proportionate fractional vote for each fractional share held. You are cordially invited to attend the Special Meeting.

The Funds offer their shares to variable insurance products (each a “Policy”) issued by one or more insurance companies (each an “Insurance Company”) and to certain other investors. Each Insurance Company holds the interests of each Policy owner (each a “Policy Owner”) in a separate account (each a “Separate Account”). As the owners of the assets held in the Separate Accounts, Insurance Companies are the shareholders of the Funds and entitled to vote their shares. Pursuant to applicable laws, the Insurance Companies vote outstanding shares of the Funds in accordance with instructions received from the Policy Owners. In addition to the shareholders of the Funds, this Notice is being delivered to Policy Owners who do not invest directly in or hold shares of the Funds, but who, by virtue of their ownership of the Policies, have a beneficial interest in the Funds as of the Record Date, so that they may instruct the Insurance Companies how to vote their shares of the Funds that underlie their Policies.

Regardless of whether you plan to attend the Special Meeting, we urge you to vote through the Internet or by telephone by following the instructions on the proxy card(s) or voting instruction card(s), or by signing, voting and returning the proxy card(s) or voting instruction card(s) in the postage paid envelope so that a a maximum number of shares may be voted. For specific instructions on how to vote your shares, please review the instructions for each of these voting options as detailed on your proxy card(s) or voting instruction card(s) and in the Proxy Statement. If you are an Insurance Company or other direct shareholder that attends the Special Meeting, you may vote in person even if you have previously returned your proxy card(s) or have voted through the Internet or by telephone. Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to the Trust, or by voting in person at the Special Meeting. Voting instructions may be revoked before they are exercised by submitting a revised voting instruction card or by giving written notice of revocation to the respective Insurance Company in accordance with any deadline imposed by the Insurance Company. It is very important that you vote your proxy or submit your voting instruction card(s) promptly so that the costs of further solicitations may be avoided.

As always, we thank you for the trust you have placed in our firm.

By Order of the Trust,

Sandra Cavanaugh President and Chief Executive Officer Russell Investment Funds

August 28, 2014

IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience we have provided a brief overview of the proposals. The information provided under the “Questions and Answers” section below is qualified in its entirety by reference to the Proxy Statement.

QUESTIONS AND ANSWERS

Why am I receiving this Proxy Statement?

The Board of Trustees (the “Board” or the “Trustees”) of Russell Investment Funds (the “Trust”) is asking you to vote on the following proposals:

PROPOSAL 1: To approve a new investment advisory agreement between each series of the Trust listed on the Notice of Special Meeting of Shareholders (each a “Fund” and collectively the “Funds”) and Russell Investment Management Company, each Fund’s current investment adviser (“RIMCo”) (the “Post-Transaction Agreement”), as a result of a transaction involving the sale of RIMCo’s parent company to London Stock Exchange Group plc (“LSEG”).

Specifically, LSEG has agreed to acquire the entire issued share capital of Frank Russell Company (“FRC”), RIMCo’s parent company, from The Northwestern Mutual Life Insurance Company and other minority shareholders of FRC. The acquisition will be structured as a merger between LSEG US Sub, Inc., an indirect wholly-owned subsidiary of LSEG, and FRC in which FRC will be the surviving corporation (the “Transaction”). The consummation of the Transaction will result in the change of ultimate control of RIMCo. Under the federal securities laws and the terms of each Fund’s existing investment advisory agreement (the “Existing Agreement”), a change of control of RIMCo results in the termination of the Existing Agreement. If RIMCo is to continue to serve as investment adviser to the Funds following the Transaction, it is necessary for shareholders of the Funds to approve the Post-Transaction Agreement for the Funds.

The terms of the Post-Transaction Agreement for each Fund are the same, in all material respects, as the terms of the Fund’s Existing Agreement, with the exception of the date of the agreement. The Post-Transaction Agreement does not change the rate of any Fund’s investment advisory fee, and the Funds will not bear any portion of the costs associated with the Transaction.

PROPOSAL 2: To approve a new investment advisory agreement between each Fund and RIMCo that reflects updated terms and, if approved by shareholders, will go into effect in lieu of the Post-Transaction Agreement following the Transaction or, if the Transaction is not consummated, will replace the Fund’s Existing Agreement (the “New Agreement”). Specifically, the New Agreement will provide RIMCo with greater flexibility in managing the Funds and update the Funds’

Existing Agreement to reflect current industry practices. The New Agreement is being proposed separately from the Post-Transaction Agreement for a Fund in order to allow shareholders to consider the changes to the Fund’s investment advisory agreement separate and apart from the continued engagement of RIMCo as investment adviser following the Transaction.

In the event that shareholders of a Fund approve the New Agreement, the New Agreement—rather than the Post-Transaction Agreement—will go into effect for that Fund following the Transaction. If the New Agreement is approved by shareholders of a Fund and the Transaction is not consummated, the New Agreement will take effect for that Fund at such time as it is determined that the Transaction will not be consummated. The New Agreement does not change the rate of any Fund’s investment advisory fee, and the Funds will not bear any portion of the costs associated with the approval of the New Agreement.

It is important that you consider Proposal 2 separate and apart from, and not as an alternative to, Proposal 1. If you would like RIMCo to continue to serve as investment adviser to a Fund following the Transaction, you should vote “FOR” Proposal 1, regardless of whether you vote “FOR” or “AGAINST” Proposal 2. If Proposal 1 is approved by a Fund’s shareholders but Proposal 2 is not, the Post-Transaction Agreement will take effect for that Fund immediately following the Transaction or, if the Transaction is not consummated, the Existing Agreement will remain in effect for that Fund. If both Proposal 1 and Proposal 2 are approved by a Fund’s shareholders, or Proposal 2 is approved by the Fund’s shareholders but Proposal 1 is not, the New Agreement will take effect for that Fund immediately following the Transaction or at such time as it is determined that the Transaction will not be consummated.

Who is FRC?

FRC was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. FRC and its subsidiaries comprise Russell Investments, which had $259.7 billion in assets under management as of March 31, 2014.

Who is LSEG?

LSEG is a diversified international market infrastructure and capital markets business. LSEG operates in four main business divisions: Capital Markets, Post Trade Services, Information Services and Technology Services.

LSEG’s Capital Markets division comprises a broad range of international equity, bond and derivatives markets, including: London Stock Exchange; Borsa Italiana; MTS, one of Europe’s leading fixed income markets; and Turquoise, the pan-European multilateral trading facility. Through its various platforms, LSEG offers international businesses and investors unrivaled access to Europe’s capital markets.

Post trade and risk management services are a significant and growing part of LSEG’s business operations. LSEG operates CC&G, the Italian clearing house, and Monte Titoli, the European settlement business. LSEG is also the majority owner of leading multi-asset global clearing service, LCH.Clearnet Group.

LSEG offers its customers an extensive range of real-time and reference data products, including Sedol, UnaVista, Proquote and RNS. FTSE, a world leading index provider owned by LSEG, calculates thousands of unique indices that measure and benchmark markets and asset classes in more than 80 countries around the world.

LSEG is also a leading developer of high performance trading platforms and capital markets software for customers around the world. In addition to LSEG’s own markets, over 40 other organizations and exchanges around the world use LSEG’s MillenniumIT trading, surveillance and post trade technology.

Neither LSEG nor any LSEG affiliate currently provides investment advisory services to any registered investment companies.

Headquartered in London, with significant operations in Italy, France, North America and Sri Lanka, LSEG employs approximately 2,800 people. LSEG’s shares are admitted to the premium segment of the Official List of the United Kingdom Listing Authority and to trading on the London Stock Exchange. LSEG is a member of the FTSE 100 index and had a market capitalization of approximately £5,466 million at the close of business on August 21, 2014. As a global group, most of LSEG’s activities are subject to regulation on a domestic and/or supranational basis.

How will the Transaction affect the Fund(s) in which I invest?

It is not expected that the Transaction will affect the Funds in which you invest. The Transaction is not expected to have any impact on RIMCo’s investment philosophy, management approach or how RIMCo manages each Fund. Each applicable Fund’s sub-advisers (or “money managers”) will not change as a result of the Transaction, although money manager changes will continue to be made in the normal course of business. In connection with LSEG’s purchase of FRC, LSEG has stated that it will undertake a comprehensive review of FRC’s investment management business to determine its positioning and fit with LSEG. The comprehensive review and its effect on FRC’s investment management business will not be prejudged by LSEG and one part of the review is to determine whether the FRC investment management business would be more valuable as part of the LSEG organization or as part of an organization with existing investment management activities FRC’s investment management business includes RIMCo and its affiliates that provide services to the Funds. The Funds are not able at this time to determine the outcome of this review or its effect, if any, on FRC’s investment management business or the investment advisory and other services that FRC and its affiliates provide to the Funds. LSEG has stated that for so long as it owns FRC’s investment management business it is committed to maintaining the existing clear focus on client service and fund performance and that it will pay particular attention to creating appropriate standalone governance and operations for FRC’s investment management business, while also focusing on maintaining strong management and employee continuity.

The proposals do not include any change to any Fund’s investment objective or any change to any Fund’s advisory fee rate or total expense ratio. The Funds will not bear any portion of the costs associated with the Transaction.

How do the Trustees suggest that I vote?

After careful consideration, the Trustees, including the Independent Trustees of the Board, unanimously recommend that you vote “FOR” each proposal listed on the proxy card or voting instruction card.

Why do the Trustees recommend that I vote “FOR” each of the proposals?

PROPOSAL 1: The Transaction involves a change of control that will result in the termination of the Funds’ Existing Agreement. The Trustees believe it is in the best interests of the shareholders of each Fund to provide for continuation of advisory services following the Transaction. Therefore, the Trustees recommend that you vote “FOR” Proposal 1.

PROPOSAL 2: The New Agreement provides RIMCo with greater flexibility in managing the Funds and updates the Funds’ Existing Agreement to reflect current industry practices, allowing RIMCo to more efficiently and effectively manage Fund assets consistent with a Fund’s investment objective. The New Agreement, unlike the Existing and Post-Transaction Agreements, expressly permits RIMCo to manage a Fund’s assets entirely through implementation of recommendations from non-discretionary money managers and, in addition, expressly addresses RIMCo’s investment management responsibilities in the event it directly manages a Fund’s assets. Unlike discretionary money managers, which purchase and sell individual portfolio securities for the portions of a Fund assigned to them, non-discretionary money managers provide a model portfolio to RIMCo representing their investment recommendations, based upon which RIMCo purchases and sells securities for the Fund. While RIMCo currently uses non-discretionary money managers, the New Agreement allows RIMCo to make greater use of such managers in the future. The flexibility provided by the New Agreement allows RIMCo to create a more customized investment management program for a Fund, depending on the particular characteristics and objectives of that Fund.

Will my vote make a difference?

Yes. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement and cast your vote through the Internet or by telephone by following the instructions on your proxy card(s) or voting instruction card(s). You may also vote by signing, voting and returning the proxy card(s) or voting instruction card(s) in the envelope provided. We encourage all shareholders to participate in the governance of the Trust.

What is the deadline for submitting my vote?

We encourage you to vote as soon as possible to make sure that the Funds receive enough votes to act on the proposals. Unless you are an insurance company or other direct shareholder that attends the meeting to vote in person, your vote (cast by Internet, telephone or paper proxy card) must be received by the Trust prior to the start of the meeting (11:00 a.m. Pacific Time on November 3, 2014). If you hold shares indirectly through a variable insurance product, your insurance company may impose an earlier deadline for submission of your voting instruction card(s).

Who is eligible to vote?

Any person who owned shares of a Fund on the “record date,” which was August 25, 2014 (even if that person has since sold those shares).

Whom do I call if I have questions?

We will be happy to answer your questions about this proxy solicitation. We have engaged Boston Financial Data Services as our proxy solicitation agent. If you have questions, please call 1-844-253-1478.

How can I vote my shares?

For your convenience, you are encouraged to vote in any of the following three simple ways:

Internet—log on to the website address located on your proxy card(s) or voting instruction card(s). You will need the control number found on the proxy card(s) or voting instruction card(s) at the time you execute your vote.

Touchtone Phone—dial the toll-free number on the enclosed proxy card(s) or voting instruction card(s) and follow the automated instructions. Please have the proxy card(s) or voting instruction card(s) available at the time of the call.

Mail—sign, date, and complete the reverse side of the proxy card(s) or voting instruction card(s) and return the proxy card(s) or voting instruction card(s) in the postage-paid envelope provided.

Please respond. Your vote is important whether or not you plan to attend the special meeting. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the proxy statement and cast your vote through the internet or by telephone by following the instructions on your proxy card(s) or voting instruction card(s), or by signing, voting and returning the proxy card(s) or voting instruction card(s) in the envelope provided. Please take advantage of these prompt and efficient voting options.

RUSSELL INVESTMENT FUNDS

Multi-Style Equity Fund	Moderate Strategy Fund
Aggressive Equity Fund	Balanced Strategy Fund
Global Real Estate Securities Fund	Growth Strategy Fund
Non-U.S. Fund	Equity Growth Strategy Fund
Core Bond Fund

1301 Second Avenue, 18th Floor, Seattle, WA 98101

PROXY STATEMENT Dated August 28, 2014

SPECIAL MEETING OF SHAREHOLDERS

To be Held on November 3, 2014

Introduction

Russell Investment Funds (the “Trust” or “RIF”) has called a special meeting (the “Special Meeting”) of all shareholders of each of the separate series of the Trust (each a “Fund” and collectively the “Funds”) in order to seek shareholder approval of proposals relating to the approval of new investment advisory agreements for each Fund. The Special Meeting will be held at the offices of Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, on November 3, 2014 at 11:00 a.m. Pacific Time. If you expect to attend the Special Meeting in person, please call the Trust at 1-800-787-7354 to inform the Trust of your intentions and obtain directions on how to attend the Special Meeting.

Items For Consideration

The Trust’s Board of Trustees (the “Board” or the “Trustees”) requests shareholder approval of two proposals at the Special Meeting. The following table identifies the proposals set forth in this Proxy Statement and indicates which Funds are affected by the proposal and whether such Funds vote separately or together on such proposal.

Proposal Number	Proposal Description	Funds
1	Approval of a new investment advisory agreement between each Fund and Russell Investment Management Company, each Fund’s current investment adviser (“RIMCo”) (the “Post-Transaction Agreement”), as a result of a transaction involving the sale of RIMCo’s parent company (the “Transaction”)	All Funds (voting separately)
2	Approval of a new investment advisory agreement between each Fund and RIMCo that reflects updated terms and, if approved by shareholders, will go into effect in lieu of the Post-Transaction Agreement following the Transaction or, if the Transaction is not consummated, will replace the Fund’s existing investment advisory agreement (the “New Agreement”)	All Funds (voting separately)

The proxy materials are being mailed to shareholders on or about September 8, 2014.

INTRODUCTION AND VOTING INFORMATION

For each Fund, the Board is asking for approval of the Post-Transaction Agreement and the New Agreement, in each case with RIMCo. As discussed in greater detail below, if approved by shareholders of a Fund, the Post-Transaction Agreement will go into effect for that Fund immediately following the Transaction. If, however, shareholders of a Fund also approve the New Agreement, the New Agreement—rather than the Post-Transaction Agreement—will go into effect for that Fund immediately following the Transaction. If the Transaction is not consummated, RIMCo will continue to serve as investment adviser to the Funds in accordance with the Funds’ existing investment advisory agreement (the “Existing Agreement”), unless shareholders of a Fund have approved the New Agreement, in which case RIMCo will provide services to the Fund under the New Agreement. In that case, the New Agreement will take effect for the Fund at such time as it is determined that the Transaction will not be consummated. Implementation of the Post-Transaction Agreement is dependent on consummation of the Transaction, while the New Agreement, if approved by shareholders, will take effect whether or not the Transaction is consummated.

It is important that you consider Proposal 2 separate and apart from, and not as an alternative to, Proposal 1. If you would like RIMCo to continue to serve as investment adviser to a Fund following the Transaction, you should vote “FOR” Proposal 1, regardless of whether you vote “FOR” or “AGAINST” Proposal 2. If Proposal 1 is approved by a Fund’s shareholders but Proposal 2 is not, the Post-Transaction Agreement will take effect for that Fund immediately following the Transaction or, if the Transaction is not consummated, the Existing Agreement will remain in effect for that Fund. If both Proposal 1 and Proposal 2 are approved by a Fund’s shareholders, or Proposal 2 is approved by the Fund’s shareholders but Proposal 1 is not, the New Agreement will take effect for that Fund immediately following the Transaction or at such time as it is determined that the Transaction will not be consummated.

Who May Vote

All shareholders of the Funds who own shares as of the close of business on August 25, 2014 (the “Record Date”) are entitled to vote on each proposal. Each share of each Fund will be entitled to one vote on each proposal at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. Appendix A sets forth the number of shares of beneficial interest outstanding and entitled to be voted of each Fund as of the close of business on August 1, 2014.

The Funds offer their shares to variable insurance products (each a “Policy”) issued by one or more insurance companies (each an “Insurance Company”) and to certain other investors. Each Insurance Company holds the interests of each Policy owner

(each a “Policy Owner”) in a separate account (each a “Separate Account”). As the owners of the assets held in the Separate Accounts, the Insurance Companies are the shareholders of the Funds and are entitled to vote their shares. Although the Insurance Companies are the owners of the assets held in the Separate Accounts, the Policy Owners may be indirect participants in the Funds. Under applicable law, the participating Insurance Companies provide pass-through voting privileges to the Policy Owners. Policy Owners are asked to complete a voting instruction card, instructing their respective Insurance Company on how to vote the shares in which they are the indirect participants. Votes of Policy Owners for which no voting instructions are received will, depending on the Policy, be voted by an Insurance Company in the same proportion as the votes of Policy Owners for which voting instructions are received by such Insurance Company.

Voting by Proxy or Voting Instructions

You may submit a vote by proxy or voting instructions by voting instruction card in any of the following three simple ways:

Internet—log on to the website address located on your proxy card(s) or voting instruction card(s). You will need the control number found on the proxy card(s) or voting instruction card(s) at the time you execute your vote or provide your voting instructions.

Touchtone Phone—dial the toll-free number on the enclosed proxy card(s) or voting instruction card(s) and follow the automated instructions. Please have the proxy card(s) or voting instruction card(s) available at the time of the call.

Mail—sign, date, and complete the reverse side of the proxy card(s) or voting instruction card(s) and return the proxy card(s) or voting instruction card(s) in the postage-paid envelope provided.

For information about attending the Special Meeting and voting in person (Insurance Companies and other direct shareholders only), please see below.

If you need more information on how to vote, or if you have any questions, please call the Funds’ agent at 1-844-253-1478. The Trust urges you to fill out and return your proxy card(s) or voting instruction card(s) or vote by telephone or the Internet, even if you are a shareholder that plans to attend the Special Meeting. Doing so will not affect your right to attend the Special Meeting and vote.

The Trust has named Rick Chase, Jessica Gates, Sareena Khwaja-Dixon, Mary Killgrove, Cheryl Wichers, Mark Swanson and Kari Seabrands as proxies, and their names appear on your proxy card(s) or voting instruction card(s). By signing your proxy card(s) or voting instruction card(s) and returning it or, alternatively, by voting through the Internet or by telephone by following the instructions on the proxy card(s) or voting instruction card(s), you are appointing or providing instructions for those persons to vote for you at the Special Meeting. If you properly fill in your proxy card(s) or voting instruction card(s) and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy card(s) or voting instruction card(s), but do not make a specific choice with respect to one or more proposals, one of the appointed proxies will vote your shares on the proposal(s) as recommended by the Board.

If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this Proxy Statement was printed, the Trust was not aware of any other matter that needed to be acted upon at the Special Meeting other than the proposals discussed in this Proxy Statement.

If you appoint a proxy or provide instructions by signing and returning your proxy card(s) or voting instruction card(s), you can revoke that appointment or those instructions before they are exercised. If you are a shareholder, you can revoke your proxy by sending in another proxy with a later date, by notifying the Trust in writing that you have revoked your proxy prior to the Special Meeting by writing to the Secretary of the Funds at the following address: 1301 Second Avenue, 18th Floor, Seattle, WA 98101, or by attending the Special Meeting and voting in person. If you are a Policy Owner, you may revoke your voting instructions by sending in revised instructions with a later date or by giving written notice of revocation to the respective Insurance Company. Proxies voted or instructions provided by telephone or through the Internet may be revoked before they are voted in the same manner that proxies voted or instructions provided by mail may be revoked. If you are a Policy Owner, your Insurance Company may impose additional restrictions regarding the time by which your voting instructions must be revoked.

Voting in Person

If you are an Insurance Company or other direct shareholder attending the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. If you do not bring with you such a letter, the Trust may at its discretion accept a provisional ballot from you pending validation that you are the actual beneficial owner of shares of the Fund(s).

Recommendation

The proxy is solicited by the Board on behalf of the Trust, which recommends a vote “FOR” each proposal.

Requirement of a Quorum and Vote Needed

A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for a Fund to hold a valid shareholder meeting. A Fund cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. The Trust’s Amended and Restated Master Trust Agreement, as amended, provides that the presence, in person or by proxy, of a majority of the shares entitled to vote shall constitute a quorum. For each Fund, a majority of the shares entitled to vote on the proposals as of the Record Date is required for a quorum for this Special Meeting.

Because The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) and its affiliates are the majority shareholders of the Funds, their presence at the Special Meeting in person or by proxy will meet the quorum requirement. Because Northwestern Mutual and its affiliates will vote their shares of each Fund held in Separate Accounts in the same proportion as votes submitted by Policy Owners, it is possible that a small number of Policy Owners can determine the outcome of a matter submitted to shareholders.

With respect to Proposal 1, all shareholders of each Fund as of the Record Date will be entitled to vote. Voting with respect to Proposal 1 will take place on a Fund-by-Fund basis, meaning that your vote with respect to one Fund in which you hold shares will be counted together with the votes of other shareholders of such Fund, but will not be counted together with votes of shareholders of other Funds. Therefore, a vote for the Post-Transaction Agreement with respect to one Fund will not affect the approval of the Post-Transaction Agreement with respect to any other Fund.

With respect to Proposal 2, all shareholders of each Fund as of the Record Date will be entitled to vote. Voting for Proposal 2 will also take place on a Fund-by-Fund basis, meaning that your vote with respect to one Fund in which you hold shares will be counted together with the votes of other shareholders of such Fund, but will not be counted together with votes of shareholders of other Funds. Therefore, a vote for the New Agreement with respect to one Fund will not affect the approval of the New Agreement with respect to any other Fund.

With respect to each proposal, the approval of the applicable new investment advisory agreement with respect to a Fund requires the approval of a “majority of the outstanding voting securities” of the Fund. The vote of a “majority of the outstanding voting securities” of a Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. The approval of a new investment advisory agreement with respect to any one Fund is not contingent upon the approval by any other Fund. In addition, the approval of one proposal with respect to a Fund is not contingent upon the approval of the other proposal with respect to that Fund.

Proposal 1 and Proposal 2 are two separate proposals, and a vote for Proposal 2 with respect to a Fund will not affect the approval of Proposal 1 for that Fund. It is therefore important that you consider Proposal 2 separate and apart from, and not as an alternative to, Proposal 1. If you would like RIMCo to continue to serve as investment adviser to a Fund following the Transaction, you should vote “FOR” Proposal 1, regardless of whether you vote “FOR” or “AGAINST” Proposal 2. If Proposal 1 is approved by a Fund’s shareholders but Proposal 2 is not, the Post-Transaction Agreement will take effect for that Fund immediately following the Transaction or, if the Transaction is not consummated, the Existing Agreement will remain in effect for that Fund. If both Proposal 1 and Proposal 2 are approved by a Fund’s shareholders, or Proposal 2 is approved by the Fund’s shareholders but Proposal 1 is not, the New Agreement will take effect for that Fund immediately following the Transaction or at such time as it is determined that the Transaction will not be consummated.

Shares represented in person or by proxy, including shares that abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the Special Meeting. Abstentions with respect to a proposal will have the effect of a vote against the proposal.

Where shares of a Fund are held by another fund for which RIMCo serves as the investment adviser, those shares will be voted for and against a proposal in the same proportion as the votes of the Fund’s other shareholders on that proposal.

Adjournments

In the event that a quorum is present at the Special Meeting but sufficient votes in favor of a proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting. The persons named as proxies will vote in favor of any proposal to adjourn the Special Meeting.

Solicitation of Proxies

Proxies will be solicited primarily by mailing of the proxy materials, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Funds, employees or agents of RIMCo, and one or more third-party agents, including other financial intermediaries, particularly as the date of the Special Meeting approaches. The Funds have retained a proxy solicitor, Boston Financial Data Services, to assist in forwarding and soliciting proxies. Pursuant to this arrangement, the proxy solicitor has agreed to contact shareholders, banks, brokers, and proxy intermediaries to secure votes on the proposals described in the Proxy Statement. Should shareholders require additional information regarding the proxy, they may call the proxy solicitor toll-free at 1-844-253-1478.

Costs of the Special Meeting

Frank Russell Company (“FRC”) and/or its affiliates and London Stock Exchange Group plc (“LSEG”) will bear all expenses incurred in connection with the Special Meeting, including the cost of soliciting proxies and the cost associated with any adjournments, whether or not the proposals are approved by shareholders. The Funds will not bear any portion of such expenses. The cost of retaining the proxy solicitor as described above with respect to all funds for which RIMCo serves as investment adviser, including those not included in this Proxy Statement, is estimated to be approximately $635,000. This does not reflect the costs associated with printing and mailing of the proxy materials and the costs associated with reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners or certain solicitation efforts with respect to, or tabulation of votes from, such beneficial owners, although it does include costs associated with submission of proxy materials to Policy Owners and tabulating their votes.

Additional information about the Funds is available in their respective prospectuses, statements of additional information and annual and semi-annual reports to shareholders. The Funds’ most recent annual and semi-annual reports have previously been mailed to shareholders. Additional copies of any of these documents are available without charge by calling 1-800-787-7354 or by writing to P.O. Box 8420, Boston, MA 02266-8420. All of these documents also are on file with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.

PLEASE VOTE THROUGH THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD(S) OR VOTING INSTRUCTION CARD(S) OR BY COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD(S) OR VOTING INSTRUCTION CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 3, 2014

The Funds’ Notice of Special Meeting of Shareholders and Proxy Statement are available on the Internet at www.2voteproxy.com/russell.

DISCUSSION OF PROPOSALS

PROPOSAL 1: APPROVAL OF A POST-TRANSACTION INVESTMENT

ADVISORY AGREEMENT FOR THE FUNDS

Introduction

The Special Meeting is being called to consider a proposal necessitated by the Transaction, which will involve the acquisition of FRC, a majority owned subsidiary of Northwestern Mutual, by LSEG. FRC is the parent company of RIMCo, which serves as the investment adviser to each Fund. Because the consummation of the Transaction will result in FRC having a new controlling shareholder, under the Investment Company Act of 1940, as amended (the “1940 Act”), it will result in a change of control of RIMCo and the assignment and automatic termination of the Existing Agreement for each Fund. If Proposal 1 is adopted by a Fund and the Transaction is consummated, RIMCo will continue to serve as the investment adviser to that Fund. In addition, each Fund currently employs sub-advisers (each a “Money Manager” and collectively the “Money Managers”) with the exception of the Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund, and Equity Growth Strategy Fund (each a “Fund of Funds” and collectively the “Funds of Funds”). The Transaction is not expected to have any impact on RIMCo’s investment philosophy, management approach, or on how RIMCo manages each Fund. Each applicable Fund’s Money Managers will not change as a result of the Transaction, although money manager changes will continue to be made in the normal course of business.

The terms of the Post-Transaction Agreement for each Fund are the same, in all material respects, as the terms of the Fund’s Existing Agreement, with the exception of the date of the agreement. The Post-Transaction Agreement does not change any Fund’s investment objective nor does it change any Fund’s advisory fee rate or total expense ratio. In addition, LSEG, like FRC, places significant importance on the retention of key talent in the organization, and the FRC and LSEG management teams are working together to ensure a seamless transition. It is therefore not expected that there will be any change in the personnel currently responsible for managing the Funds as a result of the Transaction or approval of the Post-Transaction Agreement (although such changes may occur in the normal course of business).

In the event the Transaction is not consummated, RIMCo will continue to serve as investment adviser of the Funds pursuant to the terms of the Existing Agreement, unless the New Agreement is approved for a Fund in accordance with Proposal 2, in which case the New Agreement will go into effect for that Fund.

Information Concerning the Trust and RIMCo

The Trust is currently comprised of 9 separate funds, each with its own investment objective and policies. The Funds’ investment adviser is RIMCo, 1301 Second

Avenue, 18th Floor, Seattle, Washington 98101. RIMCo, an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, pioneered the “multi-style, multi-manager” investment method in mutual funds. As of March 31, 2014, RIMCo managed over $53 billion in 46 mutual fund portfolios. RIMCo, a wholly-owned subsidiary of FRC, was established in 1982 to serve as the investment management arm of FRC.

RIMCo is registered as a “commodity pool operator” under the Commodity Exchange Act and the rules of the Commodity Futures Trading Commission.

The Transaction

LSEG has agreed to acquire the entire issued share capital of FRC, RIMCo’s parent company, from Northwestern Mutual and other minority shareholders of FRC for total cash consideration of US$2.7 billion. The final purchase price is contingent on a number of variables and will not be determined until closing. Approximately US$1.6 billion of the consideration will be financed from the net proceeds of a rights issue by LSEG, with the remaining approximately US$1.1 billion financed from existing LSEG bank debt facilities.

The acquisition will be structured as a merger between LSEG US Sub, Inc., an indirect wholly-owned subsidiary of LSEG, and FRC in which FRC will be the surviving corporation. Following the Transaction, LSEG will become the indirect controlling shareholder of FRC and RIMCo. The Transaction is expected to close in late 2014 or early 2015, subject to LSEG shareholder and regulatory approvals and other conditions being satisfied. One of these conditions is receipt of consents from certain FRC investment management clients (including the Funds) representing at least 70 percent of FRC’s investment management fee revenues as of an agreed upon base date. The registered investment companies advised by RIMCo generate approximately 35 percent of FRC’s investment management fee revenues for purposes of this requirement.

The merger agreement relating to the Transaction will terminate if the Transaction is not consummated by March 31, 2015 (or April 30, 2015, under certain circumstances) and is terminable by FRC or LSEG prior to that date under certain other circumstances. During the period prior to the consummation of the Transaction or earlier termination of the merger agreement, Northwestern Mutual and FRC have agreed not to solicit competing proposals (i.e. alternative transactions to the Transaction) or provide information or engage in discussions with third parties.

Information Concerning LSEG

LSEG is a diversified international market infrastructure and capital markets business. LSEG operates in four main business divisions: Capital Markets, Post Trade Services, Information Services and Technology Services.

LSEG’s Capital Markets division comprises a broad range of international equity, bond and derivatives markets, including: London Stock Exchange; Borsa Italiana; MTS, one of Europe’s leading fixed income markets; and Turquoise, the pan-European multilateral trading facility. Through its various platforms, LSEG offers international businesses and investors unrivaled access to Europe’s capital markets.

Post trade and risk management services are a significant and growing part of LSEG’s business operations. LSEG operates CC&G, the Italian clearing house, and Monte Titoli, the European settlement business. LSEG is also the majority owner of leading multi-asset global clearing service, LCH.Clearnet Group.

LSEG offers its customers an extensive range of real-time and reference data products, including Sedol, UnaVista, Proquote and RNS. FTSE, a world leading index provider owned by LSEG, calculates thousands of unique indices that measure and benchmark markets and asset classes in more than 80 countries around the world.

LSEG is also a leading developer of high performance trading platforms and capital markets software for customers around the world. In addition to LSEG’s own markets, over 40 other organizations and exchanges around the world use LSEG’s MillenniumIT trading, surveillance and post trade technology.

Neither LSEG nor any LSEG affiliate currently provides investment advisory services to any registered investment companies.

Headquartered in London, with significant operations in Italy, France, North America and Sri Lanka, LSEG employs approximately 2,800 people. LSEG’s shares are admitted to the premium segment of the Official List of the United Kingdom Listing Authority and to trading on the London Stock Exchange. LSEG is a member of the FTSE 100 index and had a market capitalization of approximately £5,466 million at the close of business on August 21, 2014. As a global group, most of LSEG’s activities are subject to regulation on a domestic and/or supranational basis.

Transaction Not Expected to Adversely Affect RIMCo or the Funds

The Transaction is not expected to have any impact on the nature, extent, or quality of services provided by RIMCo to the Funds. In particular, the Transaction is not expected to result in any changes in the manner in which RIMCo renders advisory services to the Funds or the personnel providing services to the Funds (although the Transaction is not conditioned upon the continued employment of any RIMCo personnel). While there can be no assurance that any particular RIMCo employee will continue his or her employment with RIMCo or its affiliates, LSEG intends to put in place clear retention plans for key roles at FRC, potentially including certain roles within entities that provide services to the Funds. There will be no change in the

Funds’ Money Managers as a result of the Transaction, although money manager changes will continue to be made in the normal course of business. Further, the members of the Board will not change as a result of the Transaction. RIMCo and the Trust will remain headquartered in Seattle, Washington following the consummation of the Transaction.

In connection with LSEG’s purchase of FRC, LSEG has stated that it will undertake a comprehensive review of FRC’s investment management business to determine its positioning and fit with LSEG. The comprehensive review and its effect on FRC’s investment management business will not be prejudged by LSEG and one part of the review is to determine whether the FRC investment management business would be more valuable as part of the LSEG organization or as part of an organization with existing investment management activities. FRC’s investment management business includes RIMCo and its affiliates that provide services to the Funds. The Funds are not able at this time to determine the outcome of this review or its effect, if any, on FRC’s investment management business or the investment advisory and other services that FRC and its affiliates provide to the Funds. LSEG has stated that for so long as it owns FRC’s investment management business it is committed to maintaining the existing clear focus on client service and fund performance and that it will pay particular attention to creating appropriate standalone governance and operations, while also focusing on maintaining strong management and employee continuity. In addition, LSEG and FRC are continuing to work together to establish the scope of potential affiliated business and to assess whether modifications to FRC’s compliance policies and procedures and/or other steps are appropriate.

Impact of the Transaction on the Funds’ Investment Advisory Agreement and Summary of the Proposal

Shareholders of each Fund are being asked to approve the Post-Transaction Agreement between the Fund and RIMCo. The consummation of the Transaction will constitute an “assignment” (as defined in the 1940 Act) of the Existing Agreement. As required by the 1940 Act, the Existing Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Existing Agreement for each Fund will terminate upon the consummation of the Transaction, and approval of the Post-Transaction Agreement for the Fund is necessary if RIMCo is going to continue to manage the Funds.

Factors Considered by the Trustees and their Recommendation

On May 20, 2014, LSEG announced that it had entered into exclusive discussions with Northwestern Mutual for the potential acquisition of FRC although there was no certainty that any agreement for a transaction would be reached. On June 26, 2014, the Board was advised by FRC, and LSEG publicly announced, that LSEG had entered into a definitive agreement and plan of merger to acquire FRC, including both its index and investment management businesses. In its announcement (the

“LSEG Announcement”), LSEG stated, among other things, that the investment management business would be the subject of “a comprehensive review to determine its positioning and fit with the Group” and that LSEG is “committed to maintaining a clear focus on client service, fund performance and management and employee stability, whilst ensuring appropriate standalone governance.” On June 27, 2014, the Board met by conference telephone call to discuss preliminarily the LSEG Announcement with representatives of FRC, RIMCo and LSEG.

In preparation for its evaluation of the Post-Transaction Agreement, the Trustees who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”), with the advice and assistance of their independent counsel (“Independent Counsel”), requested information to evaluate the Post-Transaction Agreement. In their requests for such information, the Independent Trustees advised RIMCo of their intention to rely upon the information previously provided to the Board in connection with its annual renewal of the Existing Agreement (the “Agreement Evaluation Information”) in their evaluation of the Post-Transaction Agreement, if and to the extent the Agreement Evaluation Information continued to be accurate and complete as of July 29, 2014. The Independent Trustees requested that RIMCo provide any updated and additional information needed for the Board to consider whether the Post-Transaction Agreement should be approved. The foregoing information and other information provided by RIMCo and LSEG to the Board, including the Independent Trustees, in connection with its evaluation of the Post-Transaction Agreement hereinafter is referred to collectively as the “Post-Transaction Agreement Evaluation Information.”

At a meeting held in person on July 17, 2014 (the “Post-Transaction Agreement Information Review Meeting”), the Board in further preparation for its evaluation of the Post-Transaction Agreement reviewed Post-Transaction Agreement Evaluation Information received to the date of that Meeting, first with senior representatives of FRC, RIMCo, Fund management and LSEG, and then in a private session with Independent Counsel, at which no representatives of FRC, RIMCo, LSEG, or Fund management were present, and, on the basis of that review, requested additional information regarding the Transaction and its impact on RIMCo and the Funds.

The Board met in person on July 29, 2014 to consider approval of the Post-Transaction Agreement (the “Post-Transaction Agreement Evaluation Meeting”). At the Post-Transaction Agreement Evaluation Meeting, the Independent Trustees first met to review additional Post-Transaction Agreement Information received to that date with representatives of FRC, RIMCo, Fund management, and LSEG. Presentations made by FRC, RIMCo and LSEG at the Post-Transaction Agreement Information Review Meeting and the Post-Transaction Agreement Evaluation Meeting (together, the “Transaction Board Meetings”), as part of this review, encompassed all of the Funds and the other RIMCo-managed funds for which the Board has supervisory responsibility (the “Other Russell Funds”). Information received by the Board, including the Independent Trustees, at the Transaction Board

Meetings is included in the Post-Transaction Agreement Evaluation Information. Presentations made by FRC, RIMCo and LSEG at the Transaction Board Meetings are included in the Post-Transaction Agreement Evaluation Information. Prior to voting at the Post-Transaction Agreement Evaluation Meeting, the Independent Trustees met in executive session with Independent Counsel, at which no representatives of FRC, RIMCo, LSEG, or Fund management were present, to review additional Post-Transaction Agreement Evaluation Information received prior to and at the Meeting. The discussion below reflects all of these reviews.

The Board’s evaluation of the Post-Transaction Agreement reflected the Post-Transaction Agreement Evaluation Information and other information received by the Board during the course of the year or prior years (including the Agreement Evaluation Information, as supplemented by RIMCo through the date of the Post-Transaction Agreement Evaluation Meeting) and the findings made by the Board in respect of the Existing Agreement at its May 19-20, 2014 meeting (the “Agreement Evaluation Meeting”) (see “Approval of Existing Agreement” attached as Exhibit G). The Independent Trustees’ evaluations of the Post-Transaction Agreement also reflected the knowledge and familiarity gained as Board members of the Funds and Other Russell Funds with respect to services provided by RIMCo, RIMCo’s affiliates, and each Money Manager to the Funds under the Existing Agreement and services proposed to be provided to the Funds under the Post-Transaction Agreement. The Board noted the short period of time since the Agreement Evaluation Meeting and that information provided by RIMCo to update and supplement the Agreement Evaluation Information through the date of the Post-Transaction Agreement Evaluation Meeting did not affect the conclusions reached by the Board at the Agreement Evaluation Meeting described in Exhibit G.

In approving the Post-Transaction Agreement, the Board considered all factors it believed relevant in exercising its business judgment, including the following:

(1)	the reputation, financial strength and resources of LSEG;

(2)	LSEG is a diversified international market infrastructure and capital markets business;

(3)	LSEG’s advice that it has a strong track record of successful acquisitions and owning regulated businesses and that its regulatory and compliance history is strong;

(4)	LSEG is not engaged in the mutual fund or investment management businesses, with the result that there will be no overlap of mutual fund products to address in the transfer of ownership of FRC’s investment management business from Northwestern Mutual and other current shareholders to LSEG;

(5)	LSEG’s advice that the outcome of the comprehensive review and its effect on FRC’s investment management business would not be prejudged and that one part of the review is to determine whether the FRC investment management business would be more valuable as part of the LSEG organization or as part of an organization with existing investment management activities;

(6)	LSEG’s assurances that there were no circumstances that could be envisaged at the time of the Post-Transaction Agreement Evaluation Meeting under which the Funds may be left without an investment manager to conduct their investment programs and that, whatever the outcome of the comprehensive review and for as long as it owns the FRC investment management business, it is committed to maintaining the existing clear focus on client service and fund performance in FRC’s investment management business;

(7)	LSEG’s stated intention that the FRC investment management business will operate independently of the rest of LSEG and its expectation that the impact of the Transaction on the Funds will be broadly neutral, with no material improvements or disadvantages, although the Funds may benefit to some extent from the ownership of the FRC investment management business by a company with world class technology, operational competencies, and financial strength;

(8)	LSEG’s advice that, as part of the comprehensive review, it will provide continued strong support and investment for growth and innovation, and pay particular attention to creating appropriate standalone governance and operations for FRC’s investment management business while also focusing on maintaining strong management and employee continuity;

(9)	the Post-Transaction Agreement Evaluation Information did not identify any conflicts of interest that would arise following completion of the Transaction but LSEG did advise the Board that it is continuing to work with FRC to establish the scope of affiliated business and to assess whether modifications to FRC’s compliance policies and procedures and/or other steps are appropriate. The Board was advised that it would be apprised of any material issues that are subsequently identified;

(10)	LSEG’s expectation that there will be no diminution in the nature, scope and overall quality of services provided to the Funds and their shareholders, including administrative, regulatory and compliance services, as a result of the Transaction. In this regard, the Post-Transaction Agreement Evaluation Information stated, among other things:

•	LSEG intends to maintain the existing nature and quality of services provided to the Funds by RIMCo.

•	In connection with or as a result of the Transaction, LSEG anticipates that RIMCo will maintain the resources, operations, staffing and other functions required for the operation or administration of the Funds.

•	No changes are expected by LSEG in RIMCo’s investment strategies and practices in respect of the Funds as a result of the Transaction, including the manager-of-managers structure employed by the Funds that are not Funds of Funds (the “Manager-of-Managers Funds”) and employed indirectly by the Funds of Funds through their investments in the Manager-of-Managers Funds.

(11)	RIMCo’s understanding, based on discussions with Northwestern Mutual, that Northwestern Mutual intends to continue its participation in the Funds following the Transaction, and RIMCo’s advice that if Northwestern Mutual redeems all assets from the Funds, the Funds likely would need to be liquidated;

(12)	advice from RIMCo and LSEG that there is no intention to propose any immediate changes to any of the Funds’ third-party service providers, thereby assuring continuation of services needed for the Funds’ operations and minimizing complications in connection with the transfer of ownership of FRC’s investment management business from Northwestern Mutual and other current shareholders to LSEG;

(13)	at its April 29, 2014 meeting and the Agreement Evaluation Meeting, the Board had performed a full annual review of the Existing Agreement, as required by the 1940 Act, and had reapproved the Existing Agreement, concluding, among other things, that the advisory fee paid to RIMCo (the “Advisory Fee”) for each Fund was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund (see “Approval of Existing Agreement” attached as Exhibit G);

(14)	the terms and conditions of the Post-Transaction Agreement are substantially the same as those of the Existing Agreement, which will terminate automatically upon completion of the Transaction, and the Post-Transaction Agreement will not change any Fund’s Advisory Fee (on a contractual or actual basis), expense ratio, profitability, economies of scale, or other fees or benefits received by RIMCo and its affiliates as a result of their relationships with the Fund (see “Terms of the Existing and Post-Transaction Agreements” below);

(15)	FRC and/or its affiliates and LSEG, not the Funds, will bear all costs of meetings, preparation of proxy materials and solicitation in connection with obtaining approvals of the Post-Transaction Agreement;

(16)	there will be no changes to the Independent Trustees of the Board in connection with the Transaction, assuring continuity of the Funds’ supervision and oversight;

(17)	LSEG’s assurances that for a period of two years following the effective date of the Post-Transaction Agreement, it will use reasonable best efforts not to engage in activities that would impose an “unfair burden” on the Funds within the meaning of Section 15(f) of the 1940 Act;

(18)	the Board’s belief that shareholders have purchased and retained their Fund shares based upon the reputation, investment record, and investment philosophies and strategies employed by RIMCo in managing the Funds (including the manager-of-managers structure employed by the Manager-of-Managers Funds and employed indirectly by the Funds of Funds through their investments in the Manager-of-Managers Funds); and

(19)	the demands and complexity of managing the Manager-of-Managers Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of those Funds, and the Board’s belief that, at the current expense ratio of each Manager-of-Managers Fund, there would likely be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy selected by shareholders in purchasing their shares of Manager-of-Managers Funds which employ a manger-of-managers structure or Funds of Funds that indirectly employ a manager-of-managers strategy through their investments in the Underlying Funds.

In evaluating the Post-Transaction Agreement, the Board considered the possibility that, depending upon the results of the comprehensive review, the FRC investment management business would be conducted pursuant to the Post-Transaction Agreement as an independent part of the LSEG organization following completion of the Transaction, without any significant diminution expected in the nature, scope and overall quality of services provided to the Funds, and without any expected effect on the Funds’ Advisory Fees (contractual or actual), expenses, profitability, economies of scale, or other fees or benefits to FRC or RIMCo or their affiliates from their Fund relationships. However, the Independent Trustees were unable on the basis of the Post-Transaction Agreement Evaluation Information to determine the outcome of the comprehensive review or its effects, if any, on the FRC investment management business generally or on any of the investment advisory and other services that RIMCo and other FRC affiliates provide to the Funds under the Existing Agreement. Among other things, the Board could not determine whether or for how long FRC’s investment management business will continue as part of the LSEG organization following conclusion of the comprehensive review. In its deliberations, the Board considered the above and other relevant factors in light of the uncertain outcome and effects of the comprehensive review and, consequently, identified the principal factor in determining whether to approve the Post-Transaction Agreement as the need to provide for uninterrupted investment advisory and other services required for the operations of the Funds following the automatic termination of the Existing Agreement upon completion of the Transaction. No other single factor reviewed by the Board was identified by the Board as a principal factor in determining whether to approve the Post-Transaction Agreement and each Board member attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made separately in respect of each Fund. After careful consideration of all factors, principally the need for continuation of investment advisory and other services required for the operation of the Funds following termination of the Existing Agreement, the Board believed that approval of the Post-Transaction Agreement would be in the best interests of each Fund and its shareholders for a period ending two years from the date of the Post-Transaction Agreement, but advised Fund management of its intention (subject to the outcome of the comprehensive review) to evaluate the continuance of the Post-Transaction Agreement within one year of its effectiveness, although not required to do so by the terms of the Post-Transaction

Agreement or the 1940 Act. The Independent Trustees were advised by Independent Counsel throughout the process of evaluating the Post-Transaction Agreement. Prior to the Post-Transaction Agreement Information Review Meeting, the Board received a memorandum from counsel to the Funds discussing its responsibilities in connection with its evaluation of the Post-Transaction Agreement and the Independent Trustees separately received a memorandum discussing such responsibilities from Independent Counsel.

Terms of the Existing and Post-Transaction Agreements

This section summarizes the terms of the Post-Transaction Agreement. The terms of the Post-Transaction Agreement for each Fund are the same, in all material respects, as the terms of the Fund’s Existing Agreement. The Post-Transaction Agreement does, however, reflect certain administrative updates to the Existing Agreement (such as name changes, updated references to the Trust’s trust instrument, and clarifying updates). Included among such updates are changes made for the purpose of removing historical references to administrative services that are no longer provided under the Existing Agreement. Because these services are not being provided under the Existing Agreement, this is not a material difference between the Existing and Post-Transaction Agreements.

The following summary of the Post-Transaction Agreement is qualified by reference to the representative form of the Post-Transaction Agreement attached to this Proxy Statement as Exhibit A. The contractual rate of the advisory fee payable by each Fund to RIMCo is set forth in Exhibit C. Information regarding the date of the Existing Agreement for each Fund is set forth in Exhibit E. Information regarding RIMCo, its other investment company clients, and fees paid by the Funds to its affiliates is included in Exhibit F.

Advisory and Other Services. Under the Post-Transaction Agreement, like under the Existing Agreement, RIMCo will, among other things, appoint one or more persons or companies (“Money Managers”) for each of the Funds, which will have full investment discretion and will make all determinations with respect to the assets of the Fund assigned to it. In this regard, RIMCo will provide oversight of the Money Managers and recommendations to the Board as to the hiring and termination of Money Managers. RIMCo will also have full investment discretion to make determinations with respect to investment of Fund assets not assigned to a Money Manager. Under the Post-Transaction Agreement, like under the Existing Agreement, RIMCo will also provide certain information for the preparation of registration statements, reports, and other documents required by federal and state securities laws.

As noted above, the Post-Transaction Agreement, unlike the Existing Agreement, does not include historical references to administrative services that are no longer provided under the Existing Agreement. Because these services are not being provided under the Existing Agreement, this difference will result in no difference in the actual services being provided to the Funds by RIMCo under the Existing and Post-Transaction Agreements.

Use of FRC Research. The Post-Transaction Agreement, like the Existing Agreement, authorizes RIMCo to utilize (and expects that RIMCo will use) the research and other resources of FRC (its corporate parent), or any predecessor organization, in providing its advisory services. Neither RIMCo nor the Trust is obligated to pay any fee to FRC for these services.

Execution and Allocation of Portfolio Brokerage Commissions. Under the Post-Transaction Agreement, like under the Existing Agreement, RIMCo (or the Money Managers) will place orders for the execution of the Funds’ portfolio transactions. The primary objective when placing such orders will be to obtain the best net price and execution for the Trust, but this requirement is not deemed to obligate RIMCo or a Money Manager to place an order solely on the basis of obtaining the lowest commission rate if the other standards set forth in the provision are met. In this regard, orders may be placed with a broker who charges a commission for the transaction which is in excess of the amount of the commission that another broker would have charged for effecting the transaction, provided that the excess commission is reasonable in relation to the value of brokerage and research services provided by that broker. RIMCo and the Money Managers are permitted to use an affiliate of RIMCo to execute brokerage commissions when RIMCo or a Money Manager has determined that the Trust will receive competitive execution, price, and commissions.

Expenses of the Trust. Under the Post-Transaction Agreement, like under the Existing Agreement, the Trust will pay all its expenses other than those expressly assumed by RIMCo. The Post-Transaction Agreement, like the Existing Agreement, contains a non-exhaustive list of expenses to be paid by the Trust. The expenses to be paid by the Trust, as set forth in the Post-Transaction Agreement (and as is set forth in the Existing Agreement), include fees for the services of the Money Managers. Notwithstanding this provision, elsewhere in the Post-Transaction Agreement (as in the Existing Agreement) RIMCo has agreed to compensate the Money Managers as a fiduciary for the Trust. The Post-Transaction Agreement does not provide for the Funds to bear more or different expenses than they currently bear under the Existing Agreement.

The costs associated with the Transaction, including the costs associated with calling this Special Meeting and the solicitation of proxies to be voted at the Special Meeting, are not being borne by the Funds, but are being borne by FRC and/or its affiliates and LSEG.

Activities of RIMCo and its Affiliates. Under the Post-Transaction Agreement, as under the Existing Agreement, the services of RIMCo and its affiliated corporations to the Trust are not to be deemed exclusive, and RIMCo and any affiliates are free to render similar services to others. Under the Post-Transaction Agreement, RIMCo and its affiliated corporations will continue to use the same skill and care in the management of the Funds as they use in the administration of other accounts to which they provide asset management consulting and manager selection services, but are not obligated to give the Trust more favorable or preferential treatment vis-a-vis their other clients.

Under the Post-Transaction Agreement, as under the Existing Agreement, the Trust expressly recognizes that Russell Investment Company is a client of RIMCo and that Russell Trust Company, a corporation affiliated with RIMCo, is also a client of a corporation affiliated with RIMCo and each of Russell Investment Company and Russell Trust Company receives substantially the same portfolio structuring and money manager selection services from the affiliate as does the Trust.

Under the Post-Transaction Agreement, as under the Existing Agreement, it is understood that Trustees, officers, agents, and shareholders of the Trust are or may be interested in RIMCo or its affiliates as directors, agents, or stockholders of RIMCo or its affiliates are or may be interested in the Trust as Trustees, officers, agents, shareholders, or otherwise; that RIMCo or its affiliates may be interested in the Trust as shareholders or otherwise; and that the effect of any such interests will be governed by the Trust’s governing documents and the 1940 Act.

Compensation of RIMCo. The Post-Transaction Agreement, like the Existing Agreement, provides that RIMCo will receive from each Fund an annual management fee, accrued daily at the rate of 1/365th of the applicable management fee and payable following the last day of each month, of a specified annual percentage of each Fund’s average daily net assets during the month (see Exhibit C to this Proxy Statement for these management fee rates). The Post-Transaction Agreement does not change any Fund’s advisory fee rate.

The aggregate amount of advisory fees incurred by each Fund for its most recently completed fiscal year are set forth in Exhibit D to this Proxy Statement.

Liabilities of RIMCo. The Post-Transaction Agreement, like the Existing Agreement, provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of RIMCo or its corporate affiliates, RIMCo and its corporate affiliates will not be subject to liability to the Trust or to any Trust shareholders for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security. Under the Post-Transaction Agreement, like under the Existing Agreement, RIMCo will not be responsible or liable for the investment merits of any decision by a Money Manager to purchase, hold, or sell a security for a Fund’s portfolio.

Renewal and Termination. The Post-Transaction Agreement will become effective upon consummation of the Transaction and will continue in effect as to each Fund for an initial two-year period. Following that period, as in the case of the Existing

Agreement, the Post-Transaction Agreement is renewable annually for successive one-year periods (i) by a vote of a majority of the Trustees, or (ii) as to any Fund, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act), and in either case by a majority of the Trustees who are not parties to the agreement or interested persons (as defined in the 1940 Act) of any parties to the agreement, cast in person at a meeting called for the purposes of voting on the agreement.

Additionally, the Post-Transaction Agreement, like the Existing Agreement: (i) may at any time be terminated without the payment of any penalty either by vote of the Board or, as to any Fund, by vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to RIMCo; (ii) will immediately terminate in the event of its assignment; and (iii) may be terminated by RIMCo on 60 days’ written notice to the Trust.

Similar to the Existing Agreement, under the Post-Transaction Agreement, in the event that FRC elects to withdraw the use of the name “Frank Russell” (or any derivative thereof) from the Trust (to which it has granted the right to use such name under the agreement), the Trust will submit the question of continuing the agreement to a vote of shareholders.

Miscellaneous

RIMCo and the Funds are unaware of any Trustee having any material interest, direct or indirect, in any material transactions since the beginning of the most recently completed fiscal year, or in any material proposed transactions, to which RIMCo, FRC, Northwestern Mutual, LSEG or any subsidiary of RIMCo, FRC, Northwestern Mutual, or LSEG was or is to be a party, except as follows: Sandra Cavanaugh, Interested Trustee, President, and Chief Executive Officer of the Trust, may be deemed to have such an interest, and a substantial interest in the approval of the Post-Transaction Agreement, through her compensation arrangements with FRC.

If the shareholders of a particular Fund do not approve the Post-Transaction Agreement with respect to that Fund and the Transaction is consummated, the Trustees will consider what further action to take consistent with their fiduciary duties to that Fund. Such action will initially include obtaining for the Fund interim investment advisory services (at no more than the current fee rate for up to 150 days following the Transaction) from RIMCo. In the event the Transaction is not consummated, RIMCo will continue to serve as investment adviser of the Funds pursuant to the terms of the Existing Agreement, unless the New Agreement is approved for a Fund in accordance with Proposal 2, in which case the New Agreement will go into effect for that Fund.

Additional Information Pertaining to RIMCo

For additional information concerning the ownership structure, affiliations, and certain other matters pertaining to RIMCo currently and as will be in effect upon the consummation of the Transaction, see Exhibit F.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides to an investment adviser that receives compensation or other benefit in connection with the sale of its business involving a registered investment company a non-exclusive safe harbor from claims that the transfer of its advisory relationship constituted sale of the investment adviser’s “fiduciary office” in violation of its fiduciary duty. The application of the safe harbor is subject to two conditions. First, for a period of three years after the transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the new or former investment adviser. Second, there may not be imposed an “unfair burden” on the investment company as a result of such transaction, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after a change of control transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

LSEG has provided assurances that for a period of two years following the effective date of the Post-Transaction Agreement, it will use reasonable best efforts not to engage in activities that would impose an “unfair burden” on the Funds within the meaning of Section 15(f) of the 1940 Act.

Required Vote

As provided under the 1940 Act, approval of the Post-Transaction Agreement with respect to a Fund will require the vote of a majority of the outstanding voting securities of that Fund. In accordance with the 1940 Act and as used in this Proposal 1, a “majority of the outstanding voting securities” of a Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. The approval of the Post-Transaction Agreement with respect to any one Fund is not contingent upon the approval by any other Fund.

FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THE POST-TRANSACTION AGREEMENT WITH RIMCO.

PROPOSAL 2: APPROVAL OF A NEW INVESTMENT ADVISORY

AGREEMENT FOR THE FUNDS

Introduction

Shareholders of each Fund are being asked to approve the New Agreement, which updates the terms of the Fund’s Existing Agreement to provide RIMCo with greater flexibility in managing the Fund and to reflect current industry practices.

The New Agreement does not change any Fund’s investment objective nor does it change any Fund’s advisory fee rate or total expense ratio. In addition, LSEG, like FRC, places significant importance on the retention of key talent in the organization, and the personnel currently responsible for managing the Funds are therefore not expected to change as a result of approval of the New Agreement (although such changes may occur in the normal course of business).

The New Agreement is being proposed separately from the Post-Transaction Agreement for a Fund in order to allow shareholders to consider the changes to the Fund’s investment advisory agreement separate and apart from the continued engagement of RIMCo as investment adviser following the Transaction.

It is important that you consider Proposal 2 separate and apart from, and not as an alternative to, Proposal 1. If you would like RIMCo to continue to serve as investment adviser to a Fund following the Transaction, you should vote “FOR” Proposal 1, regardless of whether you vote “FOR” or “AGAINST” Proposal 2. If Proposal 1 is approved by a Fund’s shareholders but Proposal 2 is not, the Post-Transaction Agreement will take effect for that Fund immediately following the Transaction or, if the Transaction is not consummated, the Existing Agreement will remain in effect for that Fund. If both Proposal 1 and Proposal 2 are approved by a Fund’s shareholders, or Proposal 2 is approved by the Fund’s shareholders but Proposal 1 is not, the New Agreement will take effect for that Fund immediately following the Transaction or at such time as it is determined that the Transaction will not be consummated.

Background

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including designing and constructing the investment program for each Fund and managing each Fund’s overall portfolio characteristics. Except for the Funds of Funds, the Funds are multi-manager funds. After design and construction, RIMCo selects, subject to the approval of the Funds’ Board of Trustees, and allocates most Fund assets among multiple discretionary money managers. RIMCo oversees and evaluates the performance results of the Funds’ money managers. The Funds’ discretionary money managers purchase and sell individual portfolio securities for the portions of the Fund assigned to them. Certain money managers may also have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIMCo representing their investment recommendations, based upon which RIMCo purchases and sells securities for the Fund. Money managers are unaffiliated with RIMCo. RIMCo manages the portion of each Fund’s assets that RIMCo determines not to allocate to the discretionary money managers. Assets not allocated to discretionary money managers include assets managed by RIMCo based upon model portfolios provided by non-discretionary money managers, a Fund’s liquidity reserves, and assets that may be managed directly by RIMCo to effect a Fund’s investment objective and/or to modify the Fund’s overall portfolio characteristics to seek to achieve the desired risk/return profile for the Fund. RIMCo may also manage portions of a Fund during transitions between money managers. As discussed in greater detail below, the multi-manager Funds will continue to utilize multiple managers through the use of both discretionary and non-discretionary money managers if the New Agreement is approved.

Summary of the Proposal

Shareholders of each Fund are being asked to approve the New Agreement, which updates the terms of the Fund’s Existing Agreement to provide RIMCo with greater flexibility in managing the Fund and to reflect current industry practices. The most significant difference between the New Agreement and the Existing Agreement for each Fund is that the New Agreement, unlike the Existing Agreement, expressly permits RIMCo to manage a Fund’s assets entirely through implementation of recommendations from non-discretionary money managers and, in addition, expressly addresses RIMCo’s investment management responsibilities in the event it directly manages a Fund’s assets. While the use of non-discretionary money managers is permitted under the Existing Agreement, the agreement has been interpreted to limit the ability of RIMCo to manage a Fund’s entire portfolio by implementing recommendations from non-discretionary money managers. The New Agreement expressly addresses RIMCo’s overall investment management responsibilities, including the delegation of such management to money managers with discretionary authority, the implementation of recommendations from money managers with non-discretionary authority, direct management of all of a Fund’s assets by RIMCo, or any combination thereof. By permitting the use of non-discretionary money managers with respect to a Fund’s entire portfolio and expressly addressing direct management by RIMCo, the New Agreement enhances RIMCo’s ability to determine how best to manage a Fund’s assets.

The use of non-discretionary money managers and direct management of Fund assets by RIMCo allow RIMCo the flexibility to more efficiently and effectively manage Fund assets consistent with a Fund’s investment objective. This flexibility allows RIMCo to create a more customized investment management program for a Fund, depending on the particular characteristics and objectives of that Fund. RIMCo believes that this investment approach enhances its ability to meet a Fund’s investment objective. Additionally, in the case of certain Funds, the more extensive use of non-discretionary money managers may provide the opportunity to better manage transaction costs and the tax impact associated with trading of portfolio securities. In connection with the use of non-discretionary money managers, fees paid by RIMCo to non-discretionary money managers from the investment advisory fee that RIMCo receives from a Fund may be less than fees that would be paid to discretionary money managers.

Each of the multi-manager Funds will continue to utilize multiple managers through the use of both discretionary and non-discretionary money managers. If in the future RIMCo determines to change the “multi-manager” approach of any of the existing Funds, RIMCo will discuss such change with the Board and seek any Board approval determined appropriate by RIMCo. In addition, if this were to occur, shareholders would be notified of a change to a Fund’s multi-manager approach in advance of such change.

RIMCo currently allocates the assets of the Funds of Funds among various underlying funds (the “Underlying Funds”). The Underlying Funds are series of the Trust and, for the most part, are affiliated multi-manager funds. Therefore, although RIMCo manages the assets of the Funds of Funds directly, it does so by investing in a combination of the Underlying Funds. While RIMCo does not currently invest any of the Funds of Funds’ assets directly in securities or other instruments (other than shares of the Underlying Funds), the Existing Agreement permits RIMCo—and RIMCo may determine in the future—to invest a portion of a Fund of Funds’ assets in securities or other instruments other than the Underlying Funds. Approval of the New Agreement for the Funds of Funds will provide RIMCo with further flexibility to make such changes to the Funds of Funds in the future.

Each of the Funds of Funds will continue to operate as a fund of funds through its investment in the Underlying Funds. If in the future RIMCo determines to change a Fund of Funds’ investment strategy regarding investment in other funds, RIMCo will discuss such change with the Board and seek any Board approval determined appropriate by RIMCo. The Funds of Funds’ disclosure documents will be updated as appropriate to reflect any such investment strategy changes.

The New Agreement does not change any Fund’s investment objective nor does it change any Fund’s advisory fee rate or total expense ratio. In addition, LSEG, like FRC, places significant importance on the retention of key talent in the organization, and the personnel currently responsible for managing the Funds are therefore not expected to change as a result of approval of the New Agreement (although such changes may occur in the normal course of business).

Factors Considered by the Trustees and their Recommendation

The Board considered approval of the New Agreement at the in-person Transaction Board Meetings. In preparation for its evaluation of the New Agreement, the Board reviewed information from RIMCo regarding the New Agreement (the “New Agreement Evaluation Information”) at the Post-Transaction Agreement Information

Review Meeting. At the Post-Transaction Agreement Information Review Meeting, the Independent Trustees met first with representatives of RIMCo and Fund management and then in a private session with Independent Counsel, at which no representatives of RIMCo or Fund management were present, to review the New Agreement Evaluation Information.

The Independent Trustees considered approval of the New Agreement at the Post-Transaction Agreement Evaluation Meeting. The Board, including the Independent Trustees, first met with representatives of RIMCo and Fund management to discuss the New Agreement Evaluation Information. Prior to voting on approval of the New Agreement, the Independent Trustees met in a private session with Independent Counsel, at which no representatives of RIMCo or Fund management were present, to review additional New Agreement Evaluation Information received prior to and at the Post-Transaction Agreement Evaluation Meeting. The discussion reflects all of these reviews.

Presentations made by RIMCo at the Transaction Board Meetings regarding the New Agreement encompassed all of the Funds.

In evaluating the New Agreement, the Board considered all factors it believed relevant in exercising its business judgment, including the following:

(1)	the Board had performed a full annual review of the Existing Agreement at the Agreement Evaluation Meeting and had reapproved the Existing Agreement, concluding, among other things, that the Advisory Fee of each Fund was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to each Fund (see “Approval of Existing Agreement” attached as Exhibit G);

(2)	the New Agreement reflects current industry practices and also expressly addresses RIMCo’s overall investment management responsibilities, including the delegation of such management to money managers with discretionary authority, the implementation of recommendations from money managers with non-discretionary authority, direct management of all of a Fund’s assets by RIMCo, or any combination thereof;

(3)	RIMCo believes that the permission afforded by the New Agreement to use non-discretionary money managers with respect to a Fund’s entire portfolio will enhance RIMCo’s ability to determine how best to manage the Fund’s assets, and will allow RIMCo the flexibility to more efficiently and effectively manage Fund assets consistent with a Fund’s objective and to create a more customized investment program for each Fund, depending upon the particular characteristics and objectives of that Fund;

(4)	in the case of certain Funds, RIMCo believes that a more extensive use of non-discretionary money managers may provide an opportunity to better manage transaction costs and the tax impact associated with trading portfolio securities;

(5)	the New Agreement will not change any Fund’s investment objective nor will it change any Fund’s Advisory Fee rate or total expense ratio;

(6)	the Advisory Fee paid by each Fund to RIMCo encompasses all investment advisory fees paid by the Fund, including the fees for any money managers of such Fund. Fees paid by RIMCo from the Advisory Fee to non-discretionary money managers, who provide model portfolios to RIMCo representing their investment recommendations, based upon which RIMCo purchases and sells portfolio investments for a Fund, may be less than fees that would be paid to discretionary money managers, who make and implement their investment decisions to buy or sell portfolio investments for a Fund. While the Board did not receive any information concerning any additional benefits to RIMCo in connection with an expanded use of non-discretionary money managers, during the time, and to the extent, that RIMCo utilizes non-discretionary money managers rather than discretionary money managers in respect of the Funds, RIMCo may retain a larger portion of the Advisory Fee and the profits derived by RIMCo generally and from the Funds consequently may be increased; and

(7)	if in the future RIMCo determines to change the “multi-manager” approach of any of the existing Funds, RIMCo will discuss such change in advance with the Board and seek any Board approval determined appropriate by RIMCo. In addition, if this were to occur, shareholders would be notified in advance of a change in their Fund’s multi-manager approach. This process will provide notice to shareholders of any material change in their Fund’s investment program and also may help to mitigate any potential conflict of interest inherent in RIMCo’s expanded use of non-discretionary money managers.

In their deliberations, the Trustees did not identify any particular information as to the New Agreement that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund. After careful consideration of the above and all other factors considered to be relevant by the Board, the Board believed that approval of the New Agreement would be in the best interests of each Fund and its shareholders. The Independent Trustees were represented by Independent Counsel throughout the process of evaluating the New Agreement.

Terms of the New Agreement and Material Differences from the Existing and Post-Transaction Agreements

This section summarizes the terms of the New Agreement and the corresponding provisions of the Existing Agreement and Post-Transaction Agreement and provides an analysis of the differences between the provisions. The terms of the Existing Agreement and Post-Transaction Agreement are the same, in all material respects, and therefore are consolidated for purposes of this section. The Existing Agreement and Post-Transaction Agreement are together referred to as the “Other Agreements.”

The following summary of the New Agreement and comparison between the New Agreement and the Other Agreements are qualified by reference to the representative forms of the New Agreement and Post-Transaction Agreement attached to this Proxy Statement as Exhibit B and Exhibit A, respectively. The section number of each provision discussed below is set forth in parentheses following the summary of that provision.

The New Agreement does not change any Fund’s investment objective nor does it change any Fund’s advisory fee rate or total expense ratio.

Advisory and Other Services

Other Agreements

RIMCo will, among other things, appoint one or more persons or companies (“Money Managers”) for each of the Funds, which will have full investment discretion and will make all determinations with respect to the assets of the Fund assigned to it. In this regard, RIMCo will provide oversight of the Money Managers and recommendations to the Board as to the hiring and termination of Money Managers. RIMCo will also have full investment discretion to make determinations with respect to investment of Fund assets not assigned to a Money Manager. RIMCo will also provide certain information for the preparation of registration statements, reports, and other documents required by federal and state securities laws.

(Section 2)

New Agreement

RIMCo will, subject to the general supervision of the Board, manage the investment operations of each Fund and the composition of each Fund’s assets, including the purchase, retention and disposition thereof. In this regard, RIMCo will, among other things, provide supervision of each Fund’s assets, furnish a continuous investment program for each Fund in accordance with each Fund’s Prospectus and Statement of Additional Information included as part of the Trust’s registration statement filed with the SEC, and will determine, from time to time, what investments or securities will be purchased, retained or sold by each Fund and what portion of the assets of each Fund will be invested or held uninvested as cash. RIMCo will also provide certain information for the preparation of registration statements, reports, and other documents required by federal and state securities laws.

The New Agreement contains various details, in addition to those set forth above, regarding the services to be performed by RIMCo.

(Sections 2, 5)

Discussion

The discussion of advisory and other services RIMCo provides to the Funds is substantially more detailed in the New Agreement than in the Other Agreements. As a practical matter, however, RIMCo is already providing to the Funds the services that are set forth in the New Agreement. Accordingly, the New Agreement represents a more accurate documentation of the services provided by RIMCo, rather than a change in the services to be provided (however, see below for differences as they relate to delegation of services).

The New Agreement, unlike the Other Agreements, refers to “other instruments” (in addition to securities) in a number of places. Because “securities” is a defined term in the 1940 Act, the New Agreement refers to “other instruments” to make clear that all instruments are covered by the relevant provision, regardless of whether they fall within the definition of a “security” under the 1940 Act. Notwithstanding the absence of such language, the Existing Agreement has historically been interpreted to cover the management of such other instruments, and the Post-Transaction Agreement will be similarly interpreted.

Delegation

Other Agreements See above under “Advisory and Other Services.” (Section 2)

New Agreement

RIMCo may, subject to Board approval, delegate some or all of its duties and obligations under the agreement to one or more investment sub-advisers (“Money Managers”). In RIMCo’s sole discretion, any such Money Manager (i) may have full or partial investment discretion and may make all determinations with respect to the investment of a Fund’s assets assigned to the Money Manager and the purchase and sale of portfolio securities and other instruments with those assets, and such steps as may be necessary to implement its decision; or (ii) may be engaged to provide advice on a non-discretionary basis to RIMCo for use in making investment decisions for a Fund.

To the extent RIMCo determines to delegate some or all of its duties and obligations under the New Agreement to one or more discretionary or non-discretionary Money Managers, RIMCo will provide oversight of the Money Managers and recommendations to the Board as to the hiring and termination of Money Managers. (Section 2(e))

Discussion

As described above, the most significant difference between the New Agreement and the Other Agreements is that the New Agreement, unlike the Other Agreements, expressly permits RIMCo to manage a Fund’s assets entirely through implementation of recommendations from non-discretionary money managers and, in addition, expressly addresses RIMCo’s investment management responsibilities in the event it directly manages a Fund’s assets. While the use of non-discretionary money managers is permitted under the Existing Agreement (and RIMCo currently uses such managers in certain instances), the agreement has been interpreted to limit the ability of RIMCo to manage a Fund’s entire portfolio by implementing recommendations from non-discretionary money managers. The New Agreement expressly addresses RIMCo’s overall investment management responsibilities, including the delegation of such management to money managers with discretionary authority, the implementation of recommendations from money managers with non-discretionary authority, direct management of all of a Fund’s assets by RIMCo, or any combination thereof.

Use of FRC Research

Other Agreements

RIMCo is authorized (and expected to utilize) the research and other resources of FRC (its corporate parent), or any predecessor organization, in providing its advisory services. Neither RIMCo nor the Trust is obligated to pay any fee to FRC for these services.

(Section 2(C))

New Agreement

RIMCo is authorized to utilize the research and other resources of FRC (its corporate parent), its subsidiaries (as may be permitted by applicable laws or regulations) or any predecessor or successor organization of the foregoing entities, in providing its advisory services. Neither RIMCo nor the Trust is obligated to pay any fee to FRC for these services.

(Section 2(h))

Discussion

These provisions are substantially similar. While the Other Agreements specify that it is expected that RIMCo will use the research and other resources of FRC and the New Agreement does not, the relevant provisions permit the use of such resources and specify that the Trust and RIMCo are not required to pay a fee for these services.

Execution and Allocation of Portfolio Brokerage Commissions

Other Agreements

RIMCo (or the Money Managers) will place orders for the execution of the Funds’ portfolio transactions. The primary objective when placing such orders will be to obtain the best net price and execution for the Trust, but this requirement is not deemed to obligate RIMCo or a Money Manager to place an order solely on the basis of obtaining the lowest commission rate if the other standards set forth in the provision are met. In this regard, orders may be placed with a broker who charges a commission for the transaction which is in excess of the amount of the commission that another broker would have charged for effecting the transaction, provided that the excess commission is reasonable in relation to the value of brokerage and research services provided by that broker. RIMCo and the Money Managers are permitted to use an affiliate of RIMCo to execute brokerage commissions when RIMCo or a Money Manager has determined that the Trust will receive competitive execution, price, and commissions.

(Section 3)

New Agreement

RIMCo will, as appropriate, select broker-dealers to execute portfolio transactions for each Fund. All purchase and sale orders will be placed with broker-dealers who are selected by RIMCo as able to provide “best execution” of such orders for the Funds. Whenever RIMCo places orders, or directs the placement of orders, for the purchase or sale of portfolio securities or other instruments on behalf of each Fund, in selecting brokers or dealers to execute such orders, RIMCo is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that may enhance RIMCo’s research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that RIMCo may use a broker whose commissions on transactions may exceed the commissions that another broker would have charged for effecting the transactions, provided that RIMCo determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of each Fund or RIMCo’s overall responsibilities to RIMCo’s discretionary accounts. RIMCo will only execute portfolio transactions with a broker or dealer that is an “affiliated person” of RIMCo pursuant to the Trust’s Board-approved 17e-1 Policies and Procedures for Affiliated Brokerage Transactions.

RIMCo is permitted to aggregate transactions with other accounts managed by RIMCo to obtain best execution. RIMCo must allocate instruments purchased/sold, and related expenses, in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Fund and to such other accounts.

(Section 2(a)(iv)-(v))

Discussion

Although the text of the provisions relating to execution of portfolio transactions differs between the New Agreement and the Other Agreements, the provisions are functionally the same given that they both (i) require RIMCo to seek best execution when executing portfolio transactions, but permit RIMCo to use a broker whose commissions on transactions may exceed the commissions that another broker would have charged for effecting the transactions, provided that RIMCo determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services provided by such broker; and (ii) permit the use of affiliated brokers to the extent consistent with the 1940 Act and rules thereunder.

While the New Agreement, unlike the Other Agreements, expressly contemplates the aggregation of portfolio transactions, the Other Agreements are interpreted to permit such aggregation to the extent consistent with RIMCo’s fiduciary duties to the Funds.

Expenses of the Trust

Other Agreements The Trust will pay all its expenses other than those expressly assumed by RIMCo. The Post-Transaction Agreement contains a non-exhaustive list of expenses to be	New Agreement The Trust will pay all its expenses other than those expressly assumed by RIMCo. The New Agreement contains a non-exhaustive list of expenses to be paid by the Trust. The expenses to be paid by the Trust, as set forth in the Post-Transaction Agreement, include fees for the services of the Money Managers. Notwithstanding this provision, elsewhere in the Post-Transaction Agreement RIMCo has agreed to compensate the Money Managers as a fiduciary for the Trust.

(Section 4)

paid by the Trust. Elsewhere in the New Agreement, RIMCo has agreed to compensate the Money Managers as a fiduciary for the Trust, and fees for the services of the Money Managers are not listed as an expense to be borne by the Trust.

(Section 3)

Discussion

The New Agreement does not provide for the Funds to bear more or different expenses than they currently bear under the Existing Agreement, or than they would bear under the Post-Transaction Agreement. Under the New Agreement, like under the Other Agreements, the Trust will pay all its expenses other than those expressly assumed by RIMCo. The New Agreement, unlike the Other Agreements: (i) does not specify that the Trust will pay fees for the services of money managers; (ii) does not specify that the Trust will pay expenses of obtaining Portfolio Activity Reports and Analyses of International Management Reports for each Fund; and (iii) specifies that the Trust may pay brokerage fees and commissions in connection with the purchase and sale of instruments or currency (in addition to securities) for the Trust. Notwithstanding these differences, there are no differences between the expenses currently borne by the Trust and those that the New Agreement provides for, given that (i) RIMCo currently pays the fees for the services of money managers as a fiduciary for the Trust and (ii) the list of expenses is not deemed to be exclusive, with the result that the Trust may pay fees and commissions in connection with the purchase and sale of instruments or currency under the Other Agreements, as is explicitly contemplated by the New Agreement.

Activities of RIMCo and its Affiliates

Other Agreements

The services of RIMCo and its affiliated corporations to the Trust are not to be deemed exclusive, and RIMCo and any affiliates are free to render similar services to others. RIMCo and its affiliated corporations will use the same skill and care in the management of the Funds as they use in the administration of other accounts to which they provide asset management consulting and manager selection services, but are not obligated to

New Agreement

The services of RIMCo are not deemed exclusive and RIMCo is free to render similar services to others (including other investment companies) so long as its services under the agreement are not impaired thereby. In connection with its rights and duties with respect to the Trust, RIMCo will use the same skill and care in the management of the Funds’ portfolios as it uses in the management of other accounts to give the Trust more favorable or preferential treatment vis-a-vis their other clients.

The Trust expressly recognizes that Russell Investment Company is a client of RIMCo and that Russell Trust Company, a corporation affiliated with RIMCo, is also a client of a corporation affiliated with RIMCo and each of Russell Investment Company and Russell Trust Company receives substantially the same portfolio structuring and money manager selection services from the affiliate as does the Trust.

It is understood that Trustees, officers, agents, and shareholders of the Trust are or may be interested in RIMCo or its affiliates as directors, agents, or stockholders of RIMCo or its affiliates are or may be interested in the Trust as Trustees, officers, agents, shareholders, or otherwise; that RIMCo or its affiliates may be interested in the Trust as shareholders or otherwise; and that the effect of any such interests will be governed by the Trust’s governing documents and the 1940 Act.

(Section 5)

which it provides investment advisory services, but will not be obligated to give the Trust more favorable or preferential treatment vis-a-vis its other clients. (Section 2(b)(i), 2(g))

Discussion

The provisions of the New Agreement relating to other activities of RIMCo and its affiliates are similar to those included in the Other Agreements, but the provision of the New Agreement does not reach RIMCo’s affiliates and does not explicitly mention Russell Investment Company or Russell Trust Company. Given that RIMCo’s affiliates are not parties to the agreement (except, in the case of FRC, with respect to the provision of certain consulting services without charge), the New Agreement is not considered to limit in any way the ability of RIMCo’s affiliates to provide services to others. In addition, as the provision already specifies that the services are not deemed to be exclusive, it is not considered necessary to specify any particular other clients (e.g., Russell Investment Company, Russell Trust Company).

Although the provision of the Other Agreements summarized in the third paragraph of the Post-Transaction Agreements column is not included in the New Agreement,

the effect of any interests covered by this provision will continue to be governed by the Trust’s governing documents and the 1940 Act.

Compensation of RIMCo

Other Agreements

RIMCo will receive from each Fund an annual management fee, accrued daily at the rate of 1/365th of the applicable management fee and payable following the last day of each month, of a specified annual percentage of each Fund’s average daily net assets during the month (see Exhibit C to this Proxy Statement for these management fee rates).

(Section 6)

New Agreement

As compensation for the services provided and expenses assumed by RIMCo under the agreement, the Trust will arrange for each Fund to pay RIMCo at the end of each calendar month an advisory fee computed daily at an annual rate equal to the amount of average daily net assets listed in Exhibit C to this Proxy Statement. The New Agreement contains various details regarding calculation of the advisory fee.

(Section 4)

Discussion

The New Agreement does not change any Fund’s advisory fee rate. The New Agreement, as compared to the Other Agreements, contains more detail regarding the process for advisory fee calculations. Notwithstanding this additional detail, there are no changes anticipated in the way in which the Funds’ advisory fees are calculated, as the discussion in the New Agreement reflects current practices.

Liabilities of RIMCo

Other Agreements

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of RIMCo or its corporate affiliates, RIMCo and its corporate affiliates will not be subject to liability to the Trust or to any Trust shareholders for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security. RIMCo will also not be responsible or liable for the investment merits of any decision by a Money

New Agreement

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of RIMCo or its corporate affiliates, RIMCo and its corporate affiliates will not be subject to liability to the Trust or to any Trust shareholders for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security or other instrument. RIMCo also will not be responsible or liable

Manager to purchase, hold, or sell a security for a Fund’s portfolio. (Sections 2(B)(1), 7)	for the investment merits of any decision or recommendation by a Money Manager to purchase, hold, or sell a security or other instrument for a Fund. (Sections 2(e), 6)

Discussion

The provision in the New Agreement differs from the Other Agreements in that it clarifies that RIMCo’s liability is limited with respect to losses in the purchase, holding, or sale of any other instrument (in addition to losses in the purchase, holding, or sale of a security). Likewise, the provision limiting RIMCo’s liability with respect to the investment merits of a decision by a money manager to purchase, hold, or sell a security is revised in the New Agreement to clarify that it applies to recommendations by a money manager (in addition to decisions) and other instruments (in addition to securities).

Renewal and Termination

Other Agreements

The Other Agreements are renewable annually for successive one-year periods (i) by a vote of a majority of the Trustees, or (ii) as to any Fund, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act), and in either case by a majority of the Trustees who are not parties to the agreement or interested persons (as defined in the 1940 Act) of any parties to the agreement, cast in person at a meeting called for the purposes of voting on the agreement.

Additionally, the Other Agreements: (i) may at any time be terminated without the payment of any penalty either by vote of the Board or, as to any Fund, by vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to RIMCo; (ii) will immediately terminate in the event of their assignment; and (iii) may be terminated by RIMCo on 60 days’ written notice to the Trust.

New Agreement Same terms as the Other Agreements. (Sections 7, 8)

In the event that FRC elects to withdraw the use of the name “Frank Russell” (or any derivative thereof) from the Trust (to which it has granted the right to use such name under the agreement), the Trust will submit the question of continuing the agreement to a vote of shareholders.

(Sections 7, 10)

Discussion

The renewal and termination terms of the Other Agreements and the New Agreement are substantially the same.

Amendment

Other Agreements No relevant provision.

New Agreement

The New Agreement may be amended by mutual consent, and the consent of the Trust must be approved by vote of a majority of those Trustees of the Trust who are not parties to the agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and, to the extent required by the 1940 Act and interpretations thereof by the SEC and its staff, by vote of a majority of the outstanding shares (as defined with respect to voting securities by the 1940 Act) representing the interests in each Fund affected by such amendment.

(Section 9)

Discussion

Unlike the Other Agreements, the New Agreement contains a provision expressly addressing amendment. Notwithstanding the absence of such a provision in the Existing Agreement, it has historically been interpreted to permit amendment as outlined in this provision, and the Post-Transaction Agreement would likewise be interpreted to permit such amendment.

Choice of Law

Other Agreements No relevant provision.	New Agreement The New Agreement will be construed in accordance with applicable federal law and the laws of the State of Washington. (Section 11)

Discussion

Unlike the Other Agreements, the New Agreement specifies that it will be construed in accordance with applicable federal law and the laws of the State of Washington. As the Trust is registered under the 1940 Act, the Other Agreements are construed in accordance with applicable federal law even in the absence of this provision. In addition, given that the principal place of business for the Trust and RIMCo is located in the State of Washington (and was at the time the Existing Agreement was entered into), a court would likely apply Washington law to the Other Agreements even in the absence of this provision.

Confidentiality

Other Agreements No relevant provision.

New Agreement

RIMCo will treat information about each Fund as confidential and proprietary and, without approval from the Fund, will not use information about and records relating to the Fund for any purpose other than the performance of its duties and responsibilities under the agreement.

(Section 2(f))

Discussion

Unlike the Other Agreements, the New Agreement contains a provision relating to confidentiality. In light of its fiduciary duties to the Funds, RIMCo is already obligated to keep information confidential and use it only in performance its responsibilities under the agreements, so this provision serves to make that obligation explicit.

Miscellaneous

If approved by shareholders, the New Agreement will become effective for a Fund upon the consummation of the Transaction (or at such time it is determined that the Transaction will not be consummated) and will have an initial period of two years.

Following that period, the New Agreement is renewable annually for successive one-year periods (i) by a vote of a majority of the Trustees, or (ii) as to any Fund, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act), and in either case by a majority of the Trustees who are not parties to the agreement or interested persons (as defined in the 1940 Act) of any parties to the agreement, cast in person at a meeting called for the purposes of voting on the agreement.

RIMCo and the Funds are unaware of any Trustee having any material interest, direct or indirect, in any material transactions since the beginning of the most recently completed fiscal year, or in any material proposed transactions, to which RIMCo, FRC, Northwestern Mutual, LSEG or any subsidiary of RIMCo, FRC, Northwestern Mutual, or LSEG was or is to be a party, except as follows: Sandra Cavanaugh, Interested Trustee, President, and Chief Executive Officer of the Trust, may be deemed to have such an interest, and a substantial interest in the approval of the New Agreement, through her compensation arrangements with FRC.

If the shareholders of a particular Fund do not approve the New Agreement with respect to that Fund, RIMCo will continue to serve as investment adviser of that Fund pursuant to the terms of the Post-Transaction Agreement (to the extent that the Post-Transaction Agreement is approved by shareholders and the Transaction is consummated) or the Existing Agreement (to the extent that the Transaction is not consummated).

Additional Information Pertaining to RIMCo

For additional information concerning the ownership structure, affiliations, and certain other matters pertaining to RIMCo currently and as will be in effect upon the consummation of the Transaction, see Exhibit F.

Required Vote

As provided under the 1940 Act, approval of the New Agreement with respect to a Fund will require the vote of a majority of the outstanding voting securities of that Fund. In accordance with the 1940 Act and as used in this Proposal 2, a “majority of the outstanding voting securities” of a Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. The approval of the New Agreement with respect to any one Fund is not contingent upon the approval by any other Fund.

FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THE NEW ADVISORY AGREEMENT WITH RIMCO.

OTHER INFORMATION

Trustees of the Trust

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
#Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2010 • Trustee since 2010	• Until successor is chosen and qualified by Trustees • Appointed until successor is duly elected and qualified

• President and CEO, Russell Investment Company (“RIC”), RIF and Russell Exchange Traded Funds Trust (“RET”)

• Chairman of the Board, Co-President and CEO, Russell Financial Services, Inc. (“RFS”)

• Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”)

• Director, RIMCo

• Chairman of the Board, President and CEO, Russell Insurance Agency, Inc. (“RIA”) (insurance agency)

• May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

• 2007 to January 2009, Senior Vice President, National Sales—Retail Distribution, JPMorgan Chase/Washington Mutual, Inc. (investment company)

				49	None

*	Each Trustee is subject to mandatory retirement at age 72.
#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC, RIF and RET and is therefore classified as an Interested Trustee.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Thaddas L. Alston Born April 7, 1945 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Trustee since 2006 • Chairman of the Investment Committee since 2010	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	49	None

Kristianne Blake Born January 22, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Trustee since 2000 • Chairman since 2005	• Appointed until successor is duly elected and qualified • Annual	• Director and Chairman of the Audit Committee, Avista Corp. (electric utilities) • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • Until June 30, 2014, Director, Ecova (total energy and sustainability management) • Until December 31, 2013, Trustee and Chairman of the Operations Committee, Principal Investors Funds and Principal Variable	49

• Director, Avista Corp (electric utilities)

• Until June 30, 2014, Director, Ecova (total energy and sustainability management)

• Until December 31, 2013, Trustee, Principal Investors Funds (investment company)

• Until December 31, 2013, Trustee, Principal Variable Contracts Funds (investment company)

• From April 2004 through December 2012,

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
			Contracts Funds (investment company) • From April 2004 through December 2012, Director, Laird Norton Wealth Management and Laird Norton Tyee Trust (investment company)		Director, Laird Norton Wealth Management and Laird Norton Tyee Trust (investment company)

Cheryl Burgermeister Born June 26, 1951 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Trustee since 2012	• Appointed until successor is duly elected and qualified	• Retired • Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company)	49	• Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company) • Trustee, ALPS Series Trust (investment company)

#Daniel P. Connealy Born June 6, 1946 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Trustee since 2003	• Appointed until successor is duly elected and qualified	• Retired • June 2004 to June 2014, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. (investment company)	49	None

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Katherine W. Krysty Born December 3, 1951 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Trustee since 2014	• Appointed until successor is duly elected and qualified	• Retired • January 2011 through March 2013, President Emerita, Laird Norton Wealth Management (investment company) • April 2003 through December 2010, Chief Executive Officer of Laird Norton Wealth Management (investment company)	49	• None

Raymond P. Tennison, Jr. Born December 21, 1955 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired • From January 2008 to December 2011, Vice Chairman of the Board, Simpson Investment Company (paper and forest products) • Until November 2010, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	49	• None

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Jack R. Thompson Born March 21, 1949 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Trustee since 2005 • Chairman of the Audit Committee since 2012	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• September 2007 to September 2010, Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company) • September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds (investment company)	49	• Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation until September 2010 (health products company) • Director, Sparx Asia Funds until 2009 (investment company)

*	Each Trustee is subject to mandatory retirement at age 72.
#	Mr. Connealy was an officer of a broker-dealer that distributes shares of the RIC Funds and was therefore treated as an Interested Trustee prior to June 17, 2014.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Trustee Emeritus
George F. Russell, Jr. Born July 3, 1932 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Trustee Emeritus and Chairman Emeritus since 1999	• Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)) and RIMCo • Chairman Emeritus, RIC and RIF, Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)), Russell 20-20 Association (non-profit corporation), and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	48	• None

Officers of the Trust

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
Cheryl Wichers Born December 16, 1966 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Chief Compliance Officer since 2005	• Until removed by Independent Trustees	• Chief Compliance Officer, RIC, RIF and RET • Chief Compliance Officer, RFSC and U.S. One Inc • 2005 to 2011 Chief Compliance Officer, RIMCo

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2010	• Until successor is chosen and qualified by Trustees	• CEO, U.S. Private Client Services, Russell Investments • President and CEO, RIC, RIF and RET • Chairman of the Board, Co-President and CEO, RFS

• Chairman of the Board, President and CEO, RFSC

• Director, RIMCo

• Chairman of the Board, President and CEO, RIA

• May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

• 2007 to January 2009, Senior Vice President, National Sales—Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Treasurer and Chief Accounting Officer since 1998	• Until successor is chosen and qualified by Trustees

• Treasurer, Chief Accounting Officer and CFO, RIC, RIF and RET

• Director, RIMCo, RFSC, RTC and RFS

• Global Head of Fund Services, Russell Investments

• October 2011 to December 2013, Head of North America Operations, Russell Investments

• May 2009 to October 2011, Global Head of Fund Operations, Russell Investments

• 1999 to May 2009, Director, Fund Administration

Jeffrey T. Hussey Born May 2, 1969 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Chief Investment Officer since 2013	• Until removed by Trustees

• Global Chief Investment Officer, Russell Investments

• Chief Investment Officer, RIC, RIF and RET

• Chairman of the Board, President and CEO, RIMCo

• Director, RTC, RIS and Russell Investments Delaware, Inc.

• Board of Managers, Russell Institutional Funds Management, Inc.

• 2003 to 2013 Chief Investment Officer, Fixed Income, Russell Investments

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
Mary Beth R. Albaneze Born April 25, 1969 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Secretary since 2010	• Until successor is chosen and qualified by Trustees

• Associate General Counsel, Russell Investments

• Secretary, RIMCo, RFSC and RFS

• Secretary and Chief Legal Officer, RIC, RIF and RET

• Assistant Secretary, RFS, RIA and U.S. One Inc.

• 1999 to 2010 Assistant Secretary, RIC and RIF

Jeffrey T. Hussey is Chairman of the Board of Directors, President, and Chief Executive Officer of RIMCo; Sandra Cavanaugh and Mark E. Swanson are Directors of RIMCo; Mary Beth R. Albaneze is Secretary of RIMCo; and Cheryl Wichers is employed by an affiliate of RIMCo. Each such individual may have an interest in RIMCo or a person controlling, controlled by or under common control with RIMCo through his or her compensation arrangements with the applicable entity.

Service Providers

Most of the Trust’s necessary day-to-day operations are performed by separate business organizations under contract to the Trust. The principal service providers include:

Investment Adviser	RIMCo

Administrator	Russell Fund Services Company (“RFSC”)

Transfer and Dividend Disbursing Agent	RFSC

Custodian and Portfolio Accountant	State Street Bank and Trust Company (“State Street”)

Distributor	Russell Financial Services, Inc. (“RFS”)

Investment Advisory Services. For a discussion of investment advisory services provided by RIMCo, please see the discussion under Proposals 1 and 2.

On October 17, 2013, Fred McClure filed a derivative lawsuit against RIMCo on behalf of ten funds: the Russell Commodity Strategies Fund, Russell Emerging Markets Fund, Russell Global Equity Fund, Russell Global Infrastructure Fund, Russell Global Opportunistic Credit Fund, Russell International Developed Markets Fund, Russell Multi-Strategy Alternative Fund, Russell Strategic Bond Fund, Russell U.S. Small Cap Equity Fund and Russell Global Real Estate Securities Fund. The lawsuit, which was filed in the United States District Court for the District of Massachusetts, seeks recovery under Section 36(b) of the 1940 Act for the alleged payment of excessive investment management fees to RIMCo. Although this action was purportedly filed on behalf of these ten funds, none of these ten funds are themselves a party to the suit. The plaintiffs seek recovery of the amount of compensation or payments received from these ten funds and earnings that would have accrued to plaintiff had that compensation not been paid or, alternatively, rescission of the contracts and restitution of all excessive fees paid. RIMCo intends to continue to vigorously defend the action.

Administrator. RFSC, with the assistance of RIMCo and FRC, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds’ business and to supervise the provision of services by certain third parties such as the custodian. RFSC is a wholly-owned subsidiary of RIMCo.

Transfer and Dividend Disbursing Agent. RFSC serves as transfer and dividend disbursing agent for the Trust. For this service, RFSC is paid a fee for transfer agency and dividend disbursing services provided to the Trust. RFSC retains a portion of this fee for its services provided to the Trust and pays the balance to unaffiliated agents who assist in providing these services. RFSC’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

Custodian and Portfolio Accountant. State Street serves as the custodian and fund accountant for the Trust. As custodian, State Street is responsible for the safekeeping of the Funds’ assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for the Funds for regulatory and financial reporting purposes. The mailing address for State Street is One Iron Street, Boston, MA 02210.

Distributor. RFS is a wholly-owned subsidiary of RIMCo and is the distributor of Trust shares. Its principal address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RFS has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which RFS distributes shares of the Funds. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty as to the Funds: (i) by the Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds, on at least 60 days’ written notice to RFS. RFS may terminate the Distribution Agreement upon 60 days’ notice, and the Distribution

Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Board has approved a new distribution agreement between the Trust and RFS to take effect following the Transaction.

Information about payments made to service providers that are affiliates of RIMCo (i.e., RFSC and RFS) during the most recently completed fiscal year of the Funds is included in Exhibit F. Following the Transaction, RFSC and RFS, like RIMCo, will be indirect wholly-owned subsidiaries of LSEG. It is anticipated that these service providers will continue to provide the services described above if the Post-Transaction Agreement and New Agreement are approved by shareholders.

Principal Holders and Ownership by Officers and Trustees

Beneficial Share Ownership. To the knowledge of the Trust, no person owned beneficially more than 5% of the outstanding shares of any class of shares of any Fund as of June 30, 2014, except as listed in Appendix B.

Security Ownership of Officers and Trustees. No officer or Trustee of the Trust beneficially owned any shares of the Funds as of July 3, 2014.

Other Matters to Come Before the Special Meeting

The Trust is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy or voting instruction card in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy, or in accordance with such instructions, the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

Householding

As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders or Policy Owners residing at the same address, unless such shareholders or Policy Owners have notified the Trust of their desire to receive multiple copies of the reports and proxy statements the Trust sends. If you would like to receive an additional copy, please contact the Trust’s proxy solicitor at 1-844-253-1478. The Trust will then promptly deliver a separate copy of the Proxy Statement to any shareholder or Policy Owner residing at an address to which only one copy was previously mailed. Policy Owners wishing to receive separate copies of the Trust’s reports and proxy statements in the future should contact their Insurance Company.

Shareholder Communications with the Board of Trustees

If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to the Secretary of the Trust at 1301 Second Avenue, 18th Floor, Seattle, WA 98101, who will forward such communication to the Trustees.

Shareholder Information

The Trust, as a Massachusetts business trust, is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Massachusetts State Law Considerations

Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Trust’s Amended and Restated Master Trust Agreement, as amended (the “Master Trust Agreement”), provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

INSTRUCTIONS FOR SIGNING PROXY CARDS AND VOTING INSTRUCTION CARDS

The following general rules for signing proxy cards and voting instruction cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) or voting instruction card(s) properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s) or voting instruction card(s).

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card(s) or voting instruction card(s).

3.	Other Accounts: The capacity of the individual signing the proxy card(s) or voting instruction card(s) should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Valid Signature
ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer.	John Doe
ABC Corp. Profit Sharing Plan.	John Doe, Trustee

Trust Accounts
ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

INDEX OF EXHIBITS AND APPENDICES TO PROXY STATEMENT

EXHIBIT A

Form of Investment Advisory Agreement (Post-Transaction Agreement)

THIS ADVISORY AGREEMENT made this [        ] day of [            ], 2014 between RUSSELL INVESTMENT FUNDS, a Massachusetts business trust hereinafter called the “Trust” and RUSSELL INVESTMENT MANAGEMENT COMPANY, a Washington corporation hereinafter called the “Adviser.”

WHEREAS, the Trust has been organized by and at the expense of a company affiliated with RIMCo and operates as an investment company of the “series” type registered under the Investment Company Act of 1940 (“1940 Act”) for the purpose of investing and reinvesting its assets in portfolios of securities, each of which has distinct investment objectives and policies (each distinct portfolio being referred to herein as a “Sub-Trust”), as set forth more fully in its Amended and Restated Master Trust Agreement, its Bylaws and its Registration Statements under the 1940 Act and the Securities Act of 1933, all as heretofore amended and supplemented; and the Trust desires to avail itself of the services, information, advice, assistance, and facilities of an adviser and to have an adviser perform for it various statistical, research, money manager selection, investment management, and other services; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Adviser’s Act of 1940 and engages in the business of rendering investment advice, counseling, money manager recommendation, and supervisory services to investment consulting clients; and the Adviser and its affiliated corporations have undertaken the initiative and expense of organizing the Trust in order to have a means to commingle assets for certain investors to have access to and utilize the “Multi-Style, Multi-Manager” method of investment and to provide services to the Trust in consideration of and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the Trust and the Adviser agree as follows:

1.	Employment of the Adviser. The Trust hereby employs the Adviser to manage the investment and reinvestment of the Trust’s assets and to act as a discretionary Money Manager to certain of the Sub-Trusts in the manner set forth in Section 2(B) of this Agreement, subject to the direction of the Board of Trustees and the officers of the Trust, for the period, in the manner, and on the terms hereinafter set forth. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way.

Exhibit A-1

2.	Obligations of and Services to be provided by the Adviser. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

A.	[Reserved]

B.	Investment Management Services.

(1)	The Trust intends to appoint one or more persons or companies (“Money Manager[s]”) for each of the Sub-Trusts or segments thereof, and each Money Manager shall have full investment discretion and shall make all determinations with respect to the investment of a Sub-Trust’s assets assigned to the Money Manager and the purchase and sale of portfolio securities with those assets, and such steps as may be necessary to implement its decision. The Adviser shall not be responsible or liable for the investment merits of any decision by a Money Manager to purchase, hold, or sell a security for a Sub-Trust portfolio.

(2)	The Adviser shall, subject to and in accordance with the investment objectives and policies of the Trust and each Sub-Trust and any directions which the Trust’s Board of Trustees may issue to the Adviser, have: (i) overall supervisory responsibility for the general management and investment of the Trust’s assets and securities portfolios; and (ii) full investment discretion to make all determinations with respect to the investment of Sub-Trust assets not assigned to a Money Manager.

(3)	The Adviser shall develop overall investment programs and strategies for each Sub-Trust, or segments thereof, shall revise such programs as necessary, and shall monitor and report periodically to the Board of Trustees concerning the implementation of the programs.

(4)	The Adviser shall research and evaluate Money Managers and shall advise the Board of Trustees of the Trust of the Money Managers which the Adviser believes are best suited to invest the assets of each Sub-Trust; shall monitor and evaluate the investment performance of each Money Manager employed by the Trust; shall determine the portion of each Sub-Trust’s assets to be managed by each Money Manager; shall recommend changes or additions of Money Managers when appropriate; shall coordinate the investment activities of the Money Managers; and acting as a fiduciary for the Trust shall compensate the Money Managers.

(5)	The Adviser shall render to the Trust’s Board of Trustees such periodic reports concerning the Trust’s and Sub-Trust’s business and investments as the Board of Trustees shall reasonably request.

Exhibit A-2

C.	Use of Frank Russell Company Research.

The Adviser is hereby authorized and expected to utilize the research and other resources of Frank Russell Company (its corporate parent), or any predecessor organization, in providing the Investment Management Services specified in Subsection “B,” above. Neither the Adviser nor the Trust shall be obligated to pay any fee to Frank Russell Company for these services.

D.	Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.

The Adviser will make available and provide financial, accounting, and statistical information required by the Trust for the preparation of registration statements, reports, and other documents required by federal and state securities laws, and with such information as the Trust may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Trust’s shares.

E.	Other Obligations and Services.

The Adviser shall make available its officers and employees to the Board of Trustees and officers of the Trust for consultation and discussions regarding the management of the Trust and its investment activities.

3.

Execution and Allocation of Portfolio Brokerage Commissions. The Adviser or the Money Managers, subject to and in accordance with any directions which the Trust’s Board of Trustees may issue from time to time, shall place, in the name of the Trust, orders for the execution of the Sub-Trusts’ portfolio transactions. When placing such orders, the primary objective of the Adviser and Money Managers shall be to obtain the best net price and execution for the Trust, but this requirement shall not be deemed to obligate the Adviser or a Money Manager to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The Trust recognizes that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selecting among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish “brokerage and research services” (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended) or statistical quotations and other information to the Trust, the Adviser and/or the Money Managers in accord with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so and so long as the Board determines as a matter of general policy that the Trust will benefit, directly or indirectly, by doing so, the Adviser or a Money Manager may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the excess commission is

Exhibit A-3

reasonable in relation to the value of brokerage and research services provided by that broker. Accordingly, the Trust and the Adviser agree that the Adviser and the Money Managers shall select brokers for the execution of the Sub-Trusts’ portfolio transactions from among:

A.	Those brokers and dealers who provide brokerage and research services, or statistical quotations and other information to the Trust, specifically including the quotations necessary to determine the Trust’s net assets, in such amount of total brokerage as may reasonably be required in light of such services;

B.	Those brokers and dealers who supply brokerage and research services to the Adviser and/or its affiliated corporations, or the Money Managers, which relate directly to portfolio securities, actual or potential, of the Trust, or which place the Adviser or Money Managers in a better position to make decisions in connection with the management of the Trust’s assets and portfolios, whether or not such data may also be useful to the Adviser and its affiliates, or the Money Managers and their affiliates, in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required; and

C.	Russell Implementation Services, Inc., an affiliate of the Adviser, when the Adviser or Money Manager has determined that the Trust will receive competitive execution, price, and commissions. The Adviser shall render regular reports to the Trust, not more frequently than quarterly, of how much total brokerage business has been placed with Russell Implementation Services, Inc., and the manner in which the allocation has been accomplished.

The Adviser agrees and each Money Manager will be required to agree, that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Adviser’s or Money Manager’s primary duty to obtain the best net price and execution for the Trust.

4.	Expenses of the Trust. It is understood that the Trust will pay all its expenses other than those expressly assumed by the Adviser herein, which expenses payable by the Trust shall include:

A.	Fees for the services of the Money Managers;

B.	Expenses of all audits by independent public accountants;

C.	Expenses of transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

D.	Expenses of custodial services including recordkeeping services provided by the Custodian;

E.	Expenses of obtaining quotations for calculating the value of the Trust’s net assets;

Exhibit A-4

F.	Expenses of obtaining Portfolio Activity Reports and Analyses of International Management reports for each portfolio of each Sub-Trust;

G.	Expenses of maintaining each Sub-Trust’s tax records;

H.	Salaries and other compensation of any of the Trust’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Adviser;

I.	Taxes levied against the Trust;

J.	Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Trust;

K.	Costs, including the interest expense, of borrowing money;

L.	Costs and/or fees incident to meetings of the Trust, the preparation and mailings of prospectuses and reports of the Trust to its Shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust’s existence, and the registration of shares with federal and state securities authorities;

M.	Legal fees, including the legal fees related to the registration and continued qualification of the Trust shares for sale;

N.	Costs of printing stock certificates representing shares of the Trust;

O.	Trustees’ fees and expenses to Trustees who are not officers, employees, or stockholders of the Adviser or any of its affiliates;

P.	The Trust’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

Q.	Association membership dues; and

R.	Extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Trust to indemnify its Trustees, officers, employees, Shareholders, distributors, and agents with respect thereto.

5.	Activities and Affiliates of the Adviser.

A.	The services of the Adviser and its affiliated corporations to the Trust hereunder are not to be deemed exclusive, and the Adviser and any of its affiliates shall be free to render similar services to others.

(1)	The Adviser and its affiliated corporations shall use the same skill and care in the management of the Sub-Trust’s portfolios as they use in the administration of other accounts to which they provide asset management consulting and manager selection services, but they shall not be obligated to give the Trust more favorable or preferential treatment vis-a-vis their other clients.

Exhibit A-5

(2)	The Trust expressly recognizes that Russell Investment Company (“RIC”) is a client of the Adviser and that Russell Trust Company (“Trust Company”), a corporation affiliated with the Adviser, is also a client of a corporation affiliated with the Adviser and each of RIC and Trust Company receives substantially the same portfolio structuring and money manager selection services from the affiliate as does the Trust; that each of RIC and Trust Company has, or may have, commingled investment funds with substantially the same investment objectives, strategies, and programs as the Trust; that each of RIC and the Trust was organized by and at the expense of the Adviser or of a corporation affiliated with the Adviser for the express purpose of offering the same type of investment management services to the Trust’s Shareholders, at least some of whom could not obtain these services through RIC or Trust Company, as RIC provides to its Shareholders and as Trust Company provides to its trust customers; and that over time RIC, Trust Company and the Trust may utilize some of the same money managers and have similar portfolio securities holdings.

B.	Subject to and in accordance with the Amended and Restated Master Trust Agreement and Bylaws of the Trust and to Section 10(a) of the 1940 Act, it is understood that Trustees, officers, agents, and Shareholders of the Trust are or may be interested in the Adviser or its affiliates as directors, agents, or stockholders of the Adviser or its affiliates are or may be interested in the Trust as Trustees, officers, agents, Shareholders, or otherwise; that the Adviser or its affiliates may be interested in the Trust as Shareholders or otherwise; and that the effect of any such interests shall be governed by said Amended and Restated Master Trust Agreement, Bylaws, and the 1940 Act.

6.	Compensation of the Adviser.

A.	The Adviser shall receive from each of the following Sub-Trusts an annual management fee, accrued daily at the rate of 1/365th of the applicable management fee and payable following the last day of each month. The annual management fee, including the fee payable to the Money Managers (for each respective Sub-Trust), shall be computed based on the following annual percentage of each Sub-Trust’s average daily net assets during the month:

[For the existing fee schedule for the Funds, which will also be the fee schedule under the Post-Transaction Agreement, see Exhibit C to this Proxy Statement.]

From this management fee, the Adviser, acting as a fiduciary of the Trust, shall compensate the Money Managers.

Exhibit A-6

7.	Liabilities of the Adviser.

A.	In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder or on the part of the Adviser or its corporate affiliates, the Adviser and its corporate affiliates shall not be subject to liability to the Trust or to any Shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security.

B.	No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or the Adviser and its corporate affiliates, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

8.	Renewal and Termination.

A.	This Agreement shall become effective on and as of [ ], 2014 and shall continue in effect as to each Sub-Trust through the period ending two years from such date. The Agreement is renewable annually thereafter for successive one-year periods (a) by a vote of a majority of the Trustees of the Trust, or (b) as to any Sub-Trust, by a vote of a majority of the outstanding voting securities of that Sub-Trust, and in either case by a majority of the Trustees who are not parties to the Agreement or interested persons of any parties to the Agreement (other than as Trustees of the Trust), cast in person at a meeting called for purposes of voting on the Agreement; provided, however, that if the Shareholders of any one or more Sub-Trusts fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and Rules and Regulations thereunder.

B.	This Agreement:

(a)	May at any time be terminated without the payment of any penalty either by vote of the Board of Trustees of the Trust or, as to any Sub-Trust, by vote of a majority of the outstanding voting securities of the Sub-Trust, on 60 days’ written notice to the Adviser;

(b)	Shall immediately terminate in the event of its assignment; and

(c)	May be terminated by the Adviser on 60 days’ written notice to the Trust.

C.	As used in this Section 8, the Terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth for any such terms in the 1940 Act.

D.	Any notice under this Agreement shall be given in writing addressed and delivered, or mailed postpaid, to the other party at any office of such party.

9.	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

Exhibit A-7

10.	Reservation of Name. The parties hereto acknowledge that Frank Russell Company has reserved the right to grant the non-exclusive use of the name “Frank Russell,” or any derivative thereof, to any other investment company, investment advisor, distributor or other business enterprise, and to withdraw from the Trust the use of the name “Frank Russell.” In the event that Frank Russell Company should elect to withdraw the use of the name “Frank Russell” from the Trust, the Trust will submit the question of continuing this Agreement to a vote of its Shareholders.

11.	Limitation of Liability. The Amended and Restated Master Trust Agreement, dated October 1, 2008, as amended from time to time, establishing the Trust, which is hereby referred to and a copy of which is on file with the Secretary of The Commonwealth of Massachusetts, provides that the name Russell Insurance Funds means the Trustees from time to time serving (as Trustees but not personally) under said Amended and Restated Master Trust Agreement. It is expressly acknowledged and agreed that the obligations of the Trust hereunder shall not be binding upon any of the Shareholders, Trustees, officers, employees, or agents of the Trust, personally, but shall bind only the trust property of the Trust, as provided in its Amended and Restated Master Trust Agreement. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Amended and Restated Master Trust Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

Attest:	RUSSELL INVESTMENT FUNDS

By:	By:

Title:	Title:

Attest:	RUSSELL INVESTMENT MANAGEMENT COMPANY

By:	By:

Title:	Title:

Exhibit A-8

FRANK RUSSELL COMPANY agrees to provide consulting services without charge to the Trust upon the request of the Board of Trustees or officers of the Trust, or upon the request of Adviser pursuant to Section 2(C).

Attest:	FRANK RUSSELL COMPANY

By:	By:

Title:	Title:

Exhibit A-9

EXHIBIT B

Form of Investment Advisory Agreement (New Agreement)

THIS ADVISORY AGREEMENT dated this             day of             , 2014 (this “Agreement”), between RUSSELL INVESTMENT FUNDS, a Massachusetts business trust hereinafter called the “Trust” and RUSSELL INVESTMENT MANAGEMENT COMPANY, a Washington Corporation hereinafter called the “Adviser.”

WHEREAS, the Trust operates as an investment company of the “series” type registered under the Investment Company Act of 1940 (“1940 Act”) for the purpose of investing and reinvesting its assets in portfolios of securities and other instruments, each of which has distinct investment objectives and policies, as set forth more fully in its Amended and Restated Master Trust Agreement, its bylaws and its registration statements under the 1940 Act and the Securities Act of 1933, all as heretofore amended and supplemented; and the Trust on behalf of each series of the Trust listed on Exhibit A hereto (as amended from time to time) (each such series, a “Fund”) desires to avail itself of the services, information, advice, assistance, and facilities of a manager and to have a manager perform for it various statistical, research, money manager selection, investment management, and other services; and

WHEREAS, the Adviser is principally engaged in the business of rendering investment advisory services and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”); and

WHEREAS, the Trust offers shares of beneficial interest (“Shares”) in its Funds to the public; and

WHEREAS, the Trust presently intends to offer Shares of each Fund listed on Exhibit A hereto (as amended from time to time); and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust and each of the Funds and the Adviser is willing to so render such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, it is agreed between the Trust and the Adviser as follows:

1. Appointment of Adviser.

(a) The Trust hereby employs the Adviser to manage the investment and reinvestment of the Trust’s assets in the manner set forth in Section 2 of this

Exhibit B-1

Agreement, subject to the direction of the Board of Trustees (the “Board”) and the officers of the Trust, for the period, in the manner, and on the terms hereinafter set forth. The Adviser accepts such appointment for the compensation herein provided and agrees to render the services and assume the obligations set forth in this Agreement. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way.

(b) In the event that the Trust establishes one or more Funds (other than the current Funds) and desires to retain the Adviser to act as investment adviser for such new Funds, the Trust shall notify the Adviser in writing. If the Adviser is willing to render such services under this Agreement for any new Funds, the Adviser shall notify the Trust in writing and such new Funds shall be subject to the provisions of this Agreement to the same extent as the current Funds except to the extent that said provisions (including those relating to the compensation payable by the Trust to the Adviser with respect to any new Funds) are modified with respect to such new Fund in writing by the Trust and the Adviser at that time.

2. Duties of Adviser.

(a) Subject to the general supervision of the Board, the Adviser shall manage the investment operations of each Fund and the composition of each Fund’s assets, including the purchase, retention and disposition thereof. In this regard, the Adviser:

(i) shall provide supervision of each Fund’s assets, furnish a continuous investment program for each Fund in accordance with each Fund’s Prospectus and Statement of Additional Information (“SAI”) included as part of the Trust’s registration statement filed with the SEC, and shall determine, from time to time, what investments or securities will be purchased, retained or sold by each Fund and what portion of the assets of each Fund will be invested or held uninvested as cash;

(ii) shall provide periodic reports to the Board concerning the Adviser’s discharge of its duties and responsibilities under this Agreement as the Board shall reasonably request;

(iii) shall vote, or in accordance with the Adviser’s proxy voting policies, procedures and guidelines cause to be voted, proxies, exercise consents, and exercise all other rights appertaining to securities and assets held by each Fund in accordance with the voting policies and procedures approved by the Board;

(iv) shall, as appropriate, select broker-dealers to execute portfolio transactions for each Fund. All purchase and sale orders will be placed with broker-dealers who are selected by the Adviser as able to provide “best execution” of such orders for the Funds. However, this responsibility shall not be deemed to obligate the Adviser to solicit competitive bids for each

Exhibit B-2

transaction. The Adviser agrees that it will not execute any portfolio transactions with a broker or dealer which is an “affiliated person” (as defined in the 1940 Act) of the Adviser except pursuant to the Trust’s Board-approved 17e-1 Policies and Procedures for Affiliated Brokerage Transactions. “Best execution” shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. Whenever the Adviser places orders, or directs the placement of orders, for the purchase or sale of portfolio securities or other instruments on behalf of each Fund, in selecting brokers or dealers to execute such orders, the Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that may enhance the Adviser’s research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), that the Adviser may use a broker whose commissions on transactions may exceed the commissions that another broker would have charged for effecting the transactions, provided that the Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of each Fund or the Adviser’s overall responsibilities to the Adviser’s discretionary accounts;

(v) may, on occasions when it deems the purchase or sale of a security or other instrument to be in the best interests of a Fund as well as other fiduciary or agency accounts managed by the Adviser, aggregate, to the extent permitted by applicable laws and regulations, the securities or other instruments to be sold or purchased in order to obtain best execution. In such event, allocation of the securities or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Fund and to such other accounts;

(vi) may execute all documents and agreements with brokers and dealers for the purposes of managing a Fund provided that: (i) the Adviser does not contravene the Prospectus or SAI; (ii) should the Adviser aggregate transactions of the Fund with other client accounts managed by the Adviser, any liability or amounts due from other client accounts will not be attributable or chargeable to the Fund; and (iii) Adviser shall reasonably determine that the terms of any such document or contract are not disadvantageous to the Fund and that the interests of the Fund are adequately protected;

(vii) shall make available and provide financial, accounting, and statistical information required by the Trust for the preparation of registration statements, reports, and other documents required by applicable federal and state securities laws, and with such information as the Trust may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Trust’s shares;

Exhibit B-3

(viii) in connection with its management of each Fund, shall take into account, where possible, anticipated purchases and redemptions of Shares;

(ix) shall provide information and assistance as reasonably requested by the other service providers of the Trust in connection with the registration of Shares of each Fund in accordance with applicable state and foreign law securities requirements and regulatory requirements applicable to investors in each Fund;

(x) shall furnish to the Trust or its designees, such statistical information with respect to the assets or investments that a Fund (or portions of any Fund) may hold or contemplate purchasing as the Board or its designees may reasonably request;

(xi) shall furnish to the Board such periodic and special reports as the Board may reasonably request; and

(xii) shall make available its officers and employees to the Board and officers of the Trust for consultation and discussions regarding the management of the Trust and its investment activities.

(b) The Adviser, in connection with its rights and duties with respect to the Trust:

(i) shall use the same skill and care in the management of the Funds’ portfolios as it uses in the management of other accounts to which it provides investment advisory services, but shall not be obligated to give the Trust more favorable or preferential treatment vis-a-vis its other clients; and

(ii) shall act in conformity with the Trust’s Amended and Restated Master Trust Agreement, bylaws, registration statement, Prospectus, SAI, any exemptive orders, and written instructions and directions of the Board, and comply with and conform to the requirements of all applicable securities and tax laws and rules, including the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986 (the “Internal Revenue Code”) and all other applicable federal and state laws, regulations and rulings.

(c) The Adviser shall:

(i) use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code and the regulations thereunder;

(ii) discharge the foregoing responsibilities subject to the control and supervision of the Board and in compliance with such policies and procedures of the Trust (regarding each Fund) that the Board may from time to time establish;

(iii) promptly notify the Trust in the event that the Adviser or any of its affiliates: (I) becomes aware that it is subject to a statutory disqualification that

Exhibit B-4

prevents the Adviser from serving as investment adviser pursuant to this Agreement or (II) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority with respect to its services under this Agreement.

(d) In providing investment advisory services to each Fund, the Adviser will provide each Fund with ongoing investment guidance, policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy.

(e) The Adviser may delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisers (“Money Managers”); provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Board and approved in a manner consistent with the 1940 Act and applicable exemptive relief. However, no such delegation shall relieve the Adviser of its duties and obligations with respect to the management of each Fund’s assets pursuant to this Agreement and in accordance with applicable law. In the Adviser’s sole discretion, any such Money Manager (i) may have full or partial investment discretion and may make all determinations with respect to the investment of a Fund’s assets assigned to the Money Manager and the purchase and sale of portfolio securities and other instruments with those assets, and such steps as may be necessary to implement its decision; or (ii) may be engaged to provide advice on a non-discretionary basis to the Adviser for use in making investment decisions for a Fund.

Subject to compliance with the 1940 Act and Fund policies and procedures, the Adviser may delegate to a Money Manager the voting of proxies relating to a Fund’s portfolio securities in accordance with the proxy voting policies and procedures of the Fund. If the Adviser expressly directs a Money Manager in writing to vote a proxy in such Money Manager’s discretion, such Money Manager shall vote such proxies solely in the best interests of the Fund’s shareholders and in accordance with applicable state and federal law, statutes, rules and regulations governing the voting of proxies by registered investment advisers, investment companies and fiduciaries. If a Money Manager requests that the Adviser vote a proxy in a specified manner, such request by a Money Manager, which shall not be binding upon Adviser, shall be made solely in accordance with the foregoing standards applicable to such Money Manager’s discretionary voting of proxies. Each such request shall be accompanied by information satisfactory to the Adviser explaining the requested vote which information shall set forth any interest, direct or indirect, of the Money Manager in the outcome of the vote. In connection with each such request, a Money Manager shall be deemed to have made a representation to the Adviser and the Trust that such request has been made in compliance with this Section 2 and that all information provided in connection with such request is accurate and complete in all material respects.

Exhibit B-5

To the extent the Adviser determines to delegate some or all of its duties and obligations under this Agreement to one or more discretionary or non-discretionary Money Managers, the Adviser shall research and evaluate Money Managers and shall advise the Board of the Money Manager(s) which the Adviser believes are best suited for each Fund; shall monitor and evaluate the investment performance, or quality of recommendations, of each Money Manager employed by the Trust; shall determine the portion of each Fund’s assets to be managed by each Money Manager, if applicable; shall recommend changes or additions of Money Managers when appropriate; shall coordinate the investment activities of the Money Managers; and acting as a fiduciary for the Trust shall compensate the Money Managers from the Adviser’s own resources. The Adviser shall not be responsible or liable for the investment merits of any decision or recommendation by a Money Manager to purchase, hold, or sell a security or other instrument for a Fund.

(f) The Adviser shall treat as confidential and proprietary information regarding each Fund, including each Fund’s records and other information relative to each Fund and its prior, current or potential shareholders. The Adviser shall not use such records and information for any purpose other than the performance of its duties and responsibilities under this Agreement, except after prior notification to and approval in writing by the applicable Fund, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by such Fund.

(g) The services of the Adviser hereunder are not deemed exclusive and the Adviser shall be free to render similar services to others (including other investment companies) so long as its services under this Agreement are not impaired thereby.

(h) The Adviser is hereby authorized to utilize the research and other resources of Frank Russell Company (its corporate parent), its subsidiaries (as may be permitted by applicable laws or regulations) or any predecessor or successor organization of the foregoing entities, in providing investment advisory services pursuant to this Agreement. Neither the Adviser nor the Trust shall be obligated to pay any fee to Frank Russell Company for these services.

3. Expenses of the Trust. It is understood that the Trust will pay all its expenses other than those expressly assumed by the Adviser herein, which expenses payable by the Trust shall include:

(a) Expenses of all audits by independent public accountants;

(b) Expenses of transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

(c) Expenses of custodial services including recordkeeping services provided by the Custodian;

Exhibit B-6

(d) Expenses of obtaining quotations for calculating the value of the Trust’s net assets;

(e) Expenses of maintaining each Fund’s tax records;

(f) Salaries and other compensation of any of the Trust’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Adviser;

(g) Taxes levied against the Trust;

(h) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities, instruments or currency for the Trust;

(i) Costs, including the interest expense, of borrowing money;

(j) Costs and/or fees incident to meetings of the Trust, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust’s existence, and the registration of shares with federal and state securities authorities;

(k) Legal fees, including the legal fees related to the registration and continued qualification of the Trust shares for sale;

(l) Costs of printing stock certificates representing shares of the Trust;

(m) Trustees’ fees and expenses to trustees who are not officers, employees, or stockholders of the Adviser or any of its affiliates;

(n) The Trust’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

(o) Association membership dues; and

(p) Extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto.

4. Compensation.

As compensation for the services provided and expenses assumed by the Adviser under this Agreement, the Trust will arrange for each Fund to pay the Adviser at the end of each calendar month an advisory fee computed daily at an annual rate equal to the amount of average daily net assets listed opposite each

Exhibit B-7

Fund’s name in Exhibit A, attached hereto. The “average daily net assets” of each Fund shall mean the average of the values placed on each Fund’s net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of each Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if each Fund lawfully determines the value of its net assets as of some other time on each Business Day (as defined in the Funds’ Prospectus or SAI), as of such other time. The value of net assets of each Fund shall always be determined pursuant to the applicable provisions of the Amended and Restated Master Trust Agreement, the registration statement and the Fund’s securities valuation procedures. If, pursuant to such provisions, the determination of net asset value is suspended for any particular Business Day, then for the purposes of this Section 4, the value of the net assets of each Fund as last determined shall be deemed to be the value of its net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of each Fund’s portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of each Fund has been so suspended for a period including any month end when the Adviser’s compensation is payable pursuant to this Section 4, then the Adviser’s compensation payable at the end of such month shall be computed on the basis of the value of the net assets of each Fund as last determined (whether during or prior to such month). If each Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4.

5. Books and Records. The Adviser agrees to maintain, and preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, such records as are required to be maintained by Rule 31a-1 under the 1940 Act (other than clause (b)(4) and paragraphs (c), (d) and (e) thereof). The Adviser further agrees that all records which it maintains for the Trust are the property of the Trust and it shall surrender promptly to the Trust any of such records upon the Trust’s request.

6. Liabilities of the Adviser.

(a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder or on the part of the Adviser or its corporate affiliates, the Adviser and its corporate affiliates shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security or other instrument.

(b) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or the Adviser and its corporate affiliates, from liability in violation of Section 17(h) and (i) of the 1940 Act.

Exhibit B-8

7. Renewal and Termination.

(a) This Agreement shall become effective on and as of [             ], 2014, and shall continue through the period ending two years from such date. For any new Fund for which the Adviser is retained as investment adviser pursuant to Section 1(b) of this Agreement, this Agreement shall become effective on the date such Fund is offered to the public and shall continue in effect as to such Fund for two years from its effective date. In each case, the Agreement is renewable annually thereafter for successive one-year periods (a) by a vote of a majority of the Trustees of the Trust, or (b) as to any Fund, by a vote of a majority of the outstanding voting securities of that Fund, and in either case by a majority of the Trustees who are not parties to this Agreement or interested persons of any parties to the Agreement (other than as Trustees of the Trust), cast in person at a meeting called for purposes of voting on the Agreement; provided, however, that if the shareholders of any one or more Funds fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and Rules and Regulations thereunder with respect to any other Fund or Funds.

(b) This Agreement:

(i) May at any time be terminated without the payment of any penalty either by vote of the Board or, as to any Fund, by vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to the Adviser;

(ii) Shall immediately terminate in the event of its assignment; and

(iii) May be terminated by the Adviser on 60 days’ written notice to the Trust.

(c) As used in this Section 7, the Terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth for any such terms in the 1940 Act.

(d) Any notice under this Agreement shall be given in writing addressed and delivered, or mailed postpaid, to the other party at any office of such party.

8. Trade Names and Trademarks. The parties hereto acknowledge that Frank Russell Company has reserved the right to grant the non-exclusive use of the name “Frank Russell,” or any derivative thereof, to any other investment company, investment advisor, distributor or other business enterprise, and to withdraw from the Trust the use of the name “Frank Russell.” In the event that Frank Russell Company should elect to withdraw the use of the name “Frank Russell” from the Trust, the Trust will submit the question of continuing this Agreement to a vote of its Shareholders.

Exhibit B-9

9. Amendment of Agreement. This Agreement may be amended by mutual consent, and the consent of the Trust must be approved by vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and, to the extent required by the 1940 Act and interpretations thereof by the SEC and its staff, by vote of a majority of the outstanding Shares (as defined with respect to voting securities by the 1940 Act) representing the interests in each Fund affected by such amendment.

10. Limitation of Liability. The Amended and Restated Master Trust Agreement dated October 1, 2008, as amended from time to time, establishing the Trust, which is hereby referred to and a copy of which is on file with the Secretary of The Commonwealth of Massachusetts, provides that the name Russell Investment Funds means the Trustees from time to time serving (as Trustees but not personally) under said Master Trust Agreement. It is expressly acknowledged and agreed that the obligations of the Trust hereunder shall not be binding upon any of the Shareholders, Trustees, officers, employees, or agents of the Trust, personally, but shall bind only the trust property of the Trust, as provided in its Amended and Restated Master Trust Agreement. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Amended and Restated Master Trust Agreement.

11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Washington and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.

12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Exhibit B-10

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

RUSSELL INVESTMENT FUNDS

By:

Title:

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:

Title:

FRANK RUSSELL COMPANY agrees to provide consulting services without charge to the Trust upon the request of the Board of Trustees or officers of the Trust, or upon the request of Adviser pursuant to Section 2(h).

FRANK RUSSELL COMPANY

By:

Title:

Exhibit A

For the existing fee schedule for the Funds, which will also be the fee schedule under the New Agreement, see Exhibit C to this Proxy Statement.

Exhibit B-11

EXHIBIT C

Investment Advisory Fee Rates

(Identical under the Existing Agreement, Post-Transaction Agreement,

and New Agreement)

Fund	Asset Level	Fee
Multi-Style Equity Fund	All assets	0.73%
Aggressive Equity Fund	All assets	0.90%
Global Real Estate Securities Fund	All assets	0.80%
Non-U.S. Fund	All assets	0.90%
Core Bond Fund	All assets	0.55%
Moderate Strategy Fund	All assets	0.20%
Balanced Strategy Fund	All assets	0.20%
Growth Strategy Fund	All assets	0.20%
Equity Growth Strategy Fund	All assets	0.20%

Exhibit C-1

EXHIBIT D

Investment Advisory Fees Paid by the Funds

The following chart sets forth the amount of advisory fees paid by the Funds to RIMCo (gross of reimbursements and/or waivers), the amount of advisory fees waived and/or amounts reimbursed pursuant to any contractual waiver/reimbursement agreement, and the advisory fees net of any such waivers/reimbursements, in each case for the fiscal year ended December 31, 2013.

Fund	Gross Advisory Fees Paid to RIMCo	Advisory Fees Waived/Amounts Reimbursed by RIMCo	Net Advisory Fees Paid to RIMCo
Multi-Style Equity Fund	$3,177,534	$—	$3,177,534
Aggressive Equity Fund	1,910,412	106,134	1,804,278
Global Real Estate Securities Fund	5,194,702	—	5,194,702
Non-U.S. Fund	3,444,343	191,352	3,252,991
Core Bond Fund	3,920,971	356,452	3,564,519
Moderate Strategy Fund	200,153	249,674	—
Balanced Strategy Fund	559,471	589,561	—
Growth Strategy Fund	336,076	374,026	—
Equity Growth Strategy Fund	90,068	141,680	—

Exhibit D-1

EXHIBIT E

Date of Existing Agreement

The following sets forth the date of the Existing Agreement for each Fund:

Fund	Date of Existing Agreement
Multi-Style Equity Fund	January 1, 2008
Aggressive Equity Fund	January 1, 2008
Global Real Estate Securities Fund	January 1, 2008
Non-U.S. Fund	January 1, 2008
Core Bond Fund	January 1, 2008
Moderate Strategy Fund	January 1, 2008
Balanced Strategy Fund	January 1, 2008
Growth Strategy Fund	January 1, 2008
Equity Growth Strategy Fund	January 1, 2008

Shareholders of each of Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, and Core Bond Fund last approved the Fund’s advisory agreement with RIMCo on November 19, 1998, in connection with a change of control resulting from Northwestern Mutual’s acquisition of an interest in FRC.

Exhibit E-1

EXHIBIT F

Additional Information about RIMCo and its Affiliates

Ownership Structure of RIMCo (Pre- and Post-Transaction)

Pre-Transaction

RIMCo is a wholly-owned subsidiary of FRC, which is located at 1301 Second Avenue, Seattle, WA 98101. As of December 20, 2013, 92.62% of FRC’s outstanding stock was owned by NM Investment Holdings, LLC (a wholly-owned, nonoperating subsidiary of Northwestern Mutual); 5.27% was owned by Nippon Life Insurance Company; and the remaining percentage was owned by Frank Russell Company Associates. NM Investment Holdings, LLC and Northwestern Mutual are located at 720 East Wisconsin Avenue, Milwaukee, WI 53202.

Post-Transaction

Following the Transaction, RIMCo will continue to be a wholly-owned subsidiary of FRC as described above. FRC will be a direct wholly-owned subsidiary of LSEG US Holdco, Inc., a Delaware corporation with its registered address at 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808. LSEG US Holdco, Inc. is a direct wholly-owned subsidiary of LSEG, which has its registered address at 10 Paternoster Square, London, EC4M 7LS, United Kingdom.

Principal Executive Officer and Directors of RIMCo

The Principal Executive Officer and Directors of RIMCo are listed below. The address for each individual listed is 1301 Second Avenue, Seattle, WA 98101.

Name	Title	Principal Occupation
Jeffrey T. Hussey	Chairman of the Board of Directors, President and Chief Executive Officer	See the Proxy Statement under “Officers of the Trust”

Ron Bundy	Director	Chief Executive Officer of Russell Indexes

Sandra Cavanaugh	Director	See the Proxy Statement under “Officers of the Trust”

Mark E. Swanson	Director	See the Proxy Statement under “Officers of the Trust”

Kenneth Willman	Director	Chief Legal Officer of FRC

Exhibit F-1

Other Investment Companies Advised by RIMCo

The following sets forth information about other investment companies advised by RIMCo that may have comparable investment strategies to one or more Funds.

Fund	Net Assets as of August 1, 2014	Advisory Fee Rate	Waiver/Reduction of Fees?
Russell Global Real Estate Securities Fund (a series of Russell Investment Company (“RIC”))	$1,806,171,898.76	0.80%	No

Russell U.S. Core Equity Fund (a series of RIC)	$1,819,276,021.56	0.55%	No

Russell International Developed Markets Fund (a series of RIC)	$4,201,898,665.08	0.70%	No

Russell U.S. Small Cap Equity Fund (a series of RIC)	$2,337,733,710.71	0.70%	No

Russell Strategic Bond Fund (a series of RIC)	$7,309,213,649.10	0.50%	No

Moderate Strategy Fund (a series of RIC)	$871,675,329.17	0.20%	Yes (contractual waiver/reimbursement agreement)

Balanced Strategy Fund (a series of RIC)	$3,655,585,446.09	0.20%	Yes (contractual waiver/reimbursement agreement)

Growth Strategy Fund (a series of RIC)	$2,332,972,810.42	0.20%	Yes (contractual waiver/reimbursement agreement)

Equity Growth Strategy Fund (a series of RIC)	$973,751,801.12	0.20%	Yes (contractual waiver/reimbursement agreement)

Exhibit F-2

Commissions Paid to Brokers Affiliated with RIMCo

Gross brokerage commissions received by broker/dealers that were affiliated with RIMCo or the relevant Money Managers for the fiscal year ended December 31, 2013 from portfolio transactions effected for the Funds were as follows:

Fund Name	RIMCo/Money Manager	Affiliated Broker	2013 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal
Multi-Style Equity Fund
	RIMCo
		Russell Implementation Services, Inc.	2,513	0.679%	0.674%

Total:			2,513	0.679%	0.674%

Non-U.S. Fund
	Pzena Investment Management, LLC
		Russell Implementation Services, Inc.	590	0.213%	0.049%
	RIMCo
		Russell Implementation Services, Inc.	17,247	6.238%	5.202%

Total:			17,837	6.451%	5.251%

Global Real Estate Securities Fund
	RIMCo
		Russell Implementation Services, Inc.	40,762	4.043%	4.703%

Total:			40,762	4.043%	4.703%

Exhibit F-3

Fees Paid by the Funds to Affiliates of RIMCo

RFSC

The following chart sets forth the amount of administrative fees paid by the Funds to RFSC (gross of reimbursements and/or waivers) for the fiscal year ended December 31, 2013. There were no amounts waived or reimbursed by RFSC for the fiscal year ended December 31, 2013.

Fund	Gross Administrative Fees Paid to RFSC
Multi-Style Equity Fund	$217,605
Aggressive Equity Fund	106,117
Global Real Estate Securities Fund	324,613
Non-U.S. Fund	191,320
Core Bond Fund	356,391
Moderate Strategy Fund	50,030
Balanced Strategy Fund	139,844
Growth Strategy Fund	84,006
Equity Growth Strategy Fund	22,513

The following chart sets forth the amount of transfer agency fees paid by the Funds to RFSC (gross of reimbursements and/or waivers) for the fiscal year ended December 31, 2013. There were no amounts waived or reimbursed by RFSC for the fiscal year ended December 31, 2013.

Fund	Gross Transfer Agency Fees Paid to RFSC
Multi-Style Equity Fund	$19,152
Aggressive Equity Fund	9,340
Global Real Estate Securities Fund	28,571
Non-U.S. Fund	16,839
Core Bond Fund	31,368
Moderate Strategy Fund	4,403
Balanced Strategy Fund	12,308
Growth Strategy Fund	7,394
Equity Growth Strategy Fund	1,981

RFS

RFS receives no compensation for its services as the Funds’ distributor.

Exhibit F-4

EXHIBIT G

Approval of Existing Agreement

All Funds (Except Funds of Funds)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve the continuation of the advisory agreements with RIMCo (the “RIMCo Agreements”) and the portfolio management contract with each Money Manager of the Funds (collectively, the “portfolio management contracts”) on at least an annual basis and that the terms and conditions of each RIMCo Agreement and the terms and conditions of each portfolio management contract provide for its termination if continuation is not approved annually. The Board, including all of the Independent Trustees, considered and approved the continuation of the RIMCo Agreements and the portfolio management contracts at a meeting held in person on May 19-20, 2014 (the “Agreement Evaluation Meeting”). During the course of a year, the Trustees receive a wide variety of materials regarding, among other things, the investment performance of the Funds, sales and redemptions of the Funds’ shares, management of the Funds and other services provided by RIMCo and compliance with applicable regulatory requirements. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel (“Independent Counsel”), also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds; (2) information and reports prepared by RIMCo relating to the profitability of each Fund to RIMCo; and (3) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and its respective operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by the provider to be generally comparable in investment objectives to the Funds. In the case of each Fund, its other peer funds are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. In the case of certain, but not all, Funds, the Third-Party Information reflected changes in the Comparable Funds requested by RIMCo, which changes were noted in the Third-Party Information. The foregoing and other information received by the Board, including the Independent Trustees, in connection with its evaluations of the RIMCo Agreements and portfolio management contracts are collectively called the “Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and the other RIMCo-managed funds for which the Board has supervisory responsibility (“Other Russell Funds”) with respect

Exhibit G-1

to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds (“Fund Counsel”) discussing the legal standards for their consideration of the continuations of the RIMCo Agreements and the portfolio management contracts, and the Independent Trustees separately received a memorandum regarding their responsibilities from Independent Counsel.

At a meeting held in person on April 29, 2014 (the “Information Review Meeting,” and together with the Agreement Evaluation Meeting, the “Meetings”), the Independent Trustees in preparation for the Agreement Evaluation Meeting met first with representatives of RIMCo and then in a private session with Independent Counsel at which no representatives of RIMCo or the Funds’ management were present to review the Agreement Evaluation Information received to that date and, on the basis of that review, requested additional Agreement Evaluation Information. At the Agreement Evaluation Meeting, the Independent Trustees again met in person in a private session with Independent Counsel to review additional Agreement Evaluation Information received to that date. At the Agreement Evaluation Meeting, the Board, including the Independent Trustees, considered the proposed continuance of the RIMCo Agreements and the portfolio management contracts with RIMCo, Fund management, Independent Counsel and Fund Counsel. Presentations made by RIMCo at the Meetings as part of this review encompassed the Funds and all Other Russell Funds. Information received by the Board, including the Independent Trustees, at the Meetings is included in the Agreement Evaluation Information. Prior to voting at the Agreement Evaluation Meeting, the non-management members of the Board, including the Independent Trustees, met in executive session with Independent Counsel to consider additional Agreement Evaluation Information received from RIMCo and management at the Agreement Evaluation Meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that each of the Funds employs a manager-of-managers method of investment and RIMCo’s advice that the Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an investment advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Funds. A Money Manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of a Fund’s assets to manage directly in its discretion; (2) a non-discretionary assignment pursuant to which it provides a model portfolio to RIMCo representing its investment recommendations, based upon which RIMCo purchases and sells securities for a Fund; or (3) both a discretionary and a non-discretionary assignment.

Exhibit G-2

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreements for determining, implementing and maintaining the investment program for each Fund. Assets of each Fund generally have been allocated among the multiple discretionary Money Managers selected by RIMCo, subject to Board approval, for that Fund. RIMCo manages the investment of each Fund’s cash and also may manage directly any portion of each Fund’s assets that RIMCo determines not to allocate to the discretionary Money Managers and portions of a Fund during transitions between Money Managers. RIMCo also may manage portions of a Fund based upon model portfolios provided by non-discretionary Money Managers. In all cases, Fund assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreements.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Fund and for actively managing allocations and reallocations of its assets among the Money Managers or their strategies and RIMCo itself. The Board has been advised that RIMCo’s goal with respect to the Funds is to construct and manage diversified portfolios in a risk-aware manner. Each discretionary Money Manager for a Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in a Fund. For each Fund, RIMCo is responsible for, among other things, communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Fund’s investment objective and policies; authorizing Money Managers to engage in or provide recommendations with respect to certain investment strategies for a Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment or strategy constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of Money Managers is made not only on the basis of performance considerations but also on the basis of anticipated compatibility with other Money Managers in the same Fund. In light of the foregoing, the overall performance of each Fund over appropriate periods has reflected, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers or their strategies in a manner designed to achieve the objectives of the Fund.

Exhibit G-3

The Board considered that the prospectuses for the Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Fund, rather than the investment selection role of the Funds’ Money Managers, and describe the manner in which the Funds operate so that investors may take that information into account when deciding to purchase shares of any Fund. The Board further considered that Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIMCo’s reputation for and performance record in managing the Funds’ manager-of-managers structure.

The Board also considered the demands and complexity of managing the Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Funds and the likelihood that, at the current expense ratio of each Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the manager-of-managers structure of the Funds, the Trustees considered, with respect to each Fund, various specific factors in evaluating renewal of the RIMCo Agreements, including the following:

1.	The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund by RIMCo;

2.	The advisory fee paid by the Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative or transfer agent fees and any fees received for management or administration of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund;

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund; and

6.	Information provided by RIMCo concerning economies of scale and whether any scale economies are adequately shared with the Fund.

In evaluating the nature, scope and overall quality of the investment management and other services provided, and which are expected to be provided, to the Funds, including Fund portfolio management services, the Board discussed with senior representatives of RIMCo the impact on the Funds’ operations of changes in RIMCo’s senior management and other personnel providing investment management

Exhibit G-4

and other services to the Funds during the past year. The Board was not advised of any expected diminution in the nature, scope or quality of the investment advisory or other services provided to the Funds from such changes. The Board also discussed the impact of organizational changes on the compliance programs of the Funds and RIMCo with the Funds’ Chief Compliance Officer (the “CCO”) and received assurances from the CCO that such changes have not resulted in any diminution in the scope and quality of the Funds’ compliance programs.

RIMCo is a wholly owned subsidiary of Frank Russell Company (“FRC”). FRC, in turn, is an indirect majority-owned subsidiary of The Northwestern Mutual Life Insurance Company (“NM”). Prior to the Information Review Meeting, NM publicly announced its intention to evaluate strategic alternatives for its majority interest in FRC. RIMCo advised the Board that this review could result in a transaction (“Transaction”) causing a change of control of RIMCo. At the Information Review Meeting, the Board was advised by RIMCo that an unspecified number of parties had expressed an interest in a Transaction with NM but, to RIMCo’s knowledge, no formal proposals had been received to the date of the Information Review Meeting. RIMCo, however, expected that proposals from one or more unidentified parties would be received shortly. RIMCo expressed its belief that any Transaction would not affect the activities of RIMCo in respect of the Funds or the structure of the Funds. However, the Board received no assurances in this regard directly from NM. Any Transaction would result, among other things, in an assignment and termination of the RIMCo Agreements, as required by the 1940 Act and by the terms and conditions of the RIMCo Agreements. In the event of a Transaction, the Board would be required to consider the approval of the terms and conditions of a replacement agreement (“Replacement Management Agreement”) for the RIMCo Agreements and thereafter to submit the Replacement Management Agreement to each Fund’s shareholders for approval, as required by the 1940 Act. At the Agreement Evaluation Meeting, the Board was advised by RIMCo that NM had entered into exclusive discussions with London Stock Exchange Group plc (“LSEG”) regarding a possible Transaction. At both of the Meetings, the Board discussed with RIMCo the need to assure continuity of services required for the Funds’ operations.

As noted above, RIMCo, in addition to managing the investment of each Fund’s cash, may directly manage a portion of certain Funds (the “Participating Funds”) pursuant to the RIMCo Agreements, the actual allocation being determined from time to time by the Participating Funds’ RIMCo portfolio manager. Beginning in 2012, RIMCo implemented a strategy of managing a portion of the assets of the Participating Funds to modify such Funds’ overall portfolio characteristics by investing in securities or other instruments that RIMCo believes will achieve the desired risk/return profiles for such Funds. RIMCo monitors and assesses Fund characteristics, including risk, using a variety of measurements, such as tracking error, and may seek to manage Fund characteristics consistent with the Funds’ investment objectives and strategies. For U.S. equity Funds, fund characteristics may be managed with the goal to increase or decrease exposures (such as volatility, momentum, value, growth, capitalization size,

Exhibit G-5

industry or sector). For non-U.S. equity, global infrastructure and global real estate Funds, fund characteristics may be managed with the goal to increase or decrease exposures (such as volatility, momentum, value, growth, capitalization size, industry, sector or region). For fixed-income and alternative Funds, fund characteristics may be managed with the goal to increase or decrease exposures (such as sector, industry, currency, credit or mortgage exposure or country risk, yield curve positioning, or interest rates). For all Funds, fund characteristics may be managed to offset undesired relative over or underweights in order to seek to achieve the desired risk/return profile for each Fund. RIMCo may use an index replication or sampling strategy by selecting an index which represents the desired exposure, or may utilize quantitative or qualitative analysis or quantitative models designed to assess Fund characteristics and identify a portfolio which provides the desired exposure. Based on this, for the portion of a Fund’s assets directly managed by RIMCo, RIMCo may invest in common stocks, exchange-traded funds, exchange-traded notes, REITs, short-term investments and/or derivatives, including futures, forwards, options and/or swaps, in order to seek to achieve the desired risk/return profile for the Fund. Derivatives may be used to take long or short positions. In addition, RIMCo may choose to use the cash equitization process to manage Fund characteristics in order to seek to achieve the desired risk/return profile for the Fund. RIMCo also may manage Fund assets directly to effect a Fund’s investment strategies. RIMCo’s direct management of assets for these purposes is hereinafter referred to as the “Direct Management Services.” RIMCo also may reallocate Fund assets among Money Managers, increase Fund cash reserves or determine not to be fully invested. RIMCo’s Direct Management Services generally are not intended to be a primary driver of the Funds’ investment results, although the services may have a positive or negative impact on investment results, but rather are intended to enhance incrementally the ability of Funds to carry out their investment programs. At the Meetings, RIMCo advised the Board of a likely expansion of its Direct Management Services. In connection with this expansion, RIMCo stated that it may provide Direct Management Services to additional Funds and expected that a larger portion of certain Funds may be managed directly by RIMCo pursuant to the Direct Management Services. Additional Funds to be managed pursuant to the Direct Management Services may include some or all fixed income Funds. The Board considered that during the period, and to the extent that RIMCo employs its Direct Management Services other than via the cash equitization process in respect of Participating Funds, RIMCo is not required to pay investment advisory fees to a Money Manager with respect to assets that are directly managed and that the profits derived by RIMCo generally and from the Participating Funds consequently may be increased incrementally, although RIMCo may incur additional costs in providing Direct Management Services. The Board, however, also considered the potential benefits of the Direct Management Services to Participating Funds; the limited amount of assets that to the date of the Meetings were being managed directly by RIMCo pursuant to the Direct Management Services; and the fact that the aggregate Advisory Fees paid by the Participating Funds are not increased as a result of RIMCo’s direct management of Fund assets as part of the Direct Management Services or otherwise.

Exhibit G-6

In evaluating the reasonableness of the Funds’ Advisory Fees in light of Fund performance, the Board considered that, in the Agreement Evaluation Information and at past meetings, RIMCo noted differences between the investment strategies of certain Funds and their respective Comparable Funds in pursuing their investment objectives. The Board noted RIMCo’s further past advice that the strategies pursued by the Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

The Third-Party Information included, among other things, comparisons of the Funds’ Advisory Fees with the investment advisory fees of their Comparable Funds on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisers to such Fund’s Comparable Funds). The Third-Party Information, among other things, showed that each Fund had an Advisory Fee which, compared with its Comparable Funds’ investment advisory fees on an actual basis, was ranked in the fourth quintile of its Expense Universe for that expense component. In these rankings, the first quintile represents funds with the lowest investment advisory fees among funds in the Expense Universe and the fifth quintile represents funds with the highest investment advisory fees among the Expense Universe funds. The comparisons were based upon the latest fiscal years for the Expense Universe funds. The Board considered that the actual Advisory Fee for each of the RIF Aggressive Equity Fund, RIF Non-U.S. Fund and RIF Core Bond Fund was less than 5 basis points from the third quintile of its Expense Universe. The Board further considered RIMCo’s explanation of the reasons for the Funds’ actual Advisory Fee rankings and its belief that the Funds’ Advisory Fees are fair and reasonable under the circumstances, notwithstanding such comparisons. Among other things, RIMCo noted that meaningful comparisons of investment advisory fees between funds affiliated with insurance companies issuing variable annuity and life policies and non-affiliated funds, such as the Funds, are difficult as insurance companies may allocate fees between the investment policies and their underlying funds. The Board determined that it would continue to monitor the Funds’ Advisory Fees against the Funds’ Comparable Funds’ investment advisory fees.

In discussing the Funds’ Advisory Fees generally, RIMCo noted, among other things, that its Advisory Fees for the Funds encompass services that may not be provided by investment advisers to the Funds’ Comparable Funds, such as cash equitization and management of portfolio transition costs when Money Managers are added, terminated or replaced. RIMCo also observed that its “margins” in providing investment advisory services to the Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Funds’ Advisory Fees to their Money Managers. RIMCo expressed the view that Advisory Fees should be considered in the context of a Fund’s total expense ratio to obtain a complete picture. The Board, however, considered each Fund’s Advisory Fee on both a standalone basis and in the context of the Fund’s total expense ratio.

Exhibit G-7

With respect to the RIF Global Real Estate Securities Fund, RIMCo noted that the Third-Party Information, to assure that the Fund’s Expense Universe was large enough, included both global and U.S. real estate funds in the Expense Universe. According to RIMCo, U.S. real estate funds generally have lower investment advisory fees, which lower the Expense Universe advisory fee median.

Based upon information provided by RIMCo, the Board considered for each Fund whether economies of scale have been realized and whether the Advisory Fee for such Fund appropriately reflects or should be revised to reflect any such economies. The Funds are distributed exclusively through variable annuity and variable life insurance contracts issued by insurance companies. Currently, the Funds are made available to holders of such insurance policies (“Insurance Contract Holders”) by two insurance companies. At the Meetings, RIMCo advised the Board that it does not expect that additional insurance companies will make the Funds available to their variable annuity or variable life insurance policyholders in the near or long term because of a declining interest by the insurance companies generally in variable insurance trusts, such as the Funds, as investment vehicles supporting their products. Notwithstanding this expectation, RIMCo expressed its belief that the Funds will remain viable in light of their cash inflows from current participating insurance companies. The Board considered, among other things, the negative implications for significant future Fund asset growth of RIMCo’s expectation that no additional insurance companies will make the Funds available to their variable annuity and variable life insurance policyholders and other factors associated with the manager-of-managers structure employed by the Funds, including the variability of Money Manager investment advisory fees.

As noted above, the Board at the Information Review Meeting was advised by RIMCo of NM’s intent to evaluate strategic alternatives for its majority interest in FRC, and at the Agreement Evaluation Meeting was advised by RIMCo that NM had entered into exclusive discussions with LSEG regarding a possible Transaction. NM is one of the two insurance companies making the Funds available to their Insurance Contract Holders. At the Information Review Meeting, RIMCo expressed its belief that NM would continue to make the Funds available to its Insurance Contract Holders in the event of a Transaction. However, the Board received no direct assurances in this regard directly from NM. If NM were to discontinue its participation in the Funds, the Board considered that it is unlikely that the Funds would remain viable.

The Board also considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds and Other Russell Funds are lower, and, in some cases, may be substantially lower, than the rates paid by the Funds and Other Russell Funds. The Trustees considered the differences in the nature and scope of services RIMCo provides to institutional clients and the Funds. RIMCo explained, among other things, that institutional clients have fewer compliance, administrative and other needs than the Funds.

Exhibit G-8

RIMCo also noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that the Funds are subject to heightened regulatory requirements relative to institutional clients. The Board noted that RIMCo provides office space and facilities to the Funds and all of the Funds’ officers. Accordingly, the Trustees concluded that the services provided to the Funds are sufficiently different from the services provided to the other clients that comparisons are not probative and should not be given significant weight.

With respect to the Funds’ total expenses, the Third-Party Information showed that the total expenses for the RIF Multi-Style Equity Fund ranked in the third quintile of its Expense Universe. The total expenses for each of the other Funds ranked in the second quintile of its Expense Universe. In these rankings, the first quintile represents the funds with the lowest total expenses among funds in the Expense Universe and the fifth quintile represents funds with the highest total expenses among the Expense Universe funds.

On the basis of the Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the Meetings by RIMCo, the Board, in respect of each Fund, found, after giving effect to any applicable waivers and/or reimbursements and considering any differences in the composition and investment strategies of its respective Comparable Funds, (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund; (2) the relative expense ratio of the Fund either was comparable to those of its Comparable Funds or RIMCo had provided an explanation satisfactory to the Board as to why the relative expense ratio was not comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Fund were not excessive; (5) RIMCo’s profitability with respect to the Fund was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo; and (6) the Advisory Fee charged by RIMCo appropriately reflects any economies of scale realized by such Fund in light of various factors, including the negative implications for significant future Fund asset growth of RIMCo’s expectation that no additional insurance companies will make the Funds available to their variable annuity and variable life insurance policyholders and other factors associated with the manager-of-managers structure employed by the Fund, including the variability of Money Manager investment advisory fees as well as the possible discontinuation of NM’s participation in the Funds.

The Board concluded that, under the circumstances and based on RIMCo’s performance information and reviews for each Fund, the performance of each of the Funds would be consistent with continuation of its RIMCo Agreement. The Board, in assessing the Funds’ performance, focused upon each Fund’s performance for the

Exhibit G-9

3-year period ended December 31, 2013 as most relevant but also considered Fund performance for the 1- and 5-year periods ended such date. In reviewing the Funds’ performance generally, the Board took into consideration various steps taken by RIMCo beginning in 2012 to enhance the performance of certain Funds, including changes in Money Managers, and, in the case of Participating Funds, RIMCo’s implementation of its Direct Management Services, which may not yet be fully reflected in Fund investment results.

With respect to the RIF Core Bond Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 3-year period ended December 31, 2013 and was ranked in the third quintile for each of the 1- and 5-year periods ended such date. RIMCo noted that the Fund’s relative underperformance for the 3-year period was largely attributable to the Fund’s meaningfully lower exposure to lower credit quality securities, which rallied during the period. RIMCo noted that the Fund outperformed its benchmark for the same period.

With respect to the RIF Non-U.S. Fund, the Third-Party Information showed that the Fund’s performance for the 1- and 3-year periods ended December 31, 2013 was ranked in the second and third quintiles, respectively, of its Performance Universe and ranked in the fourth quintile of the Performance Universe for the 5-year period ended such date. RIMCo noted that the Fund outperformed its benchmark over the 3-year period.

In evaluating performance, the Board considered each Fund’s absolute performance and performance relative to appropriate benchmarks and indices in addition to such Fund’s performance relative to its Comparable Funds. In assessing the Funds’ performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board also considered RIMCo’s stated investment strategy of managing the Funds in a risk-aware manner. The Board also considered the Money Manager changes that have been made since 2012 and that the performance of Money Managers continues to impact Fund performance for periods prior and subsequent to their termination, and that any incremental positive or negative impact of the Direct Management Services, which continue to evolve in nature and scope, was not yet fully reflected in the Fund’s investment results. Lastly, the Board considered potential new strategies discussed at the Meetings and prior Board meetings that may be employed by RIMCo in respect of certain Funds.

After considering the foregoing and other relevant factors, the Board concluded in respect of each Fund that continuation of its RIMCo Agreement would be in the best interests of such Fund and its shareholders and voted to approve the continuation of each RIMCo Agreement.

At the Meetings, with respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information

Exhibit G-10

from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year from the Funds’ CCO regarding her assessments of Money Manager compliance programs and any compliance issues. RIMCo did not identify any benefits received by Money Managers or their affiliates as a result of their relationships with the Funds other than benefits from their soft dollar arrangements. The Agreement Evaluation Information described, and at the Meetings the Funds’ CCO discussed, oversight of Money Manager soft dollar arrangements. The Agreement Evaluation Information expressed RIMCo’s belief that, based upon certifications from Money Managers and pre-hire and ongoing reviews of Money Manager soft dollar arrangements, policies and procedures, the Money Managers’ soft dollar arrangements, policies and procedures are consistent with applicable legal standards and with disclosures made by Money Managers in their investment adviser registration statements filed with the Securities and Exchange Commission and by the Funds in their registration statements. The Board was advised that, in the case of Money Managers using soft dollar arrangements, the CCO monitors, among other things, the commissions paid by the Funds and percentage of Fund transactions effected pursuant to the soft dollar arrangements, as well as the products or services purchased by the Money Managers with soft dollars generated by Fund portfolio transactions. The CCO and RIMCo do not obtain, and the Agreement Evaluation Information therefore did not include, information regarding the value of soft dollar benefits derived by Money Managers from Fund portfolio transactions. At the Agreement Evaluation Meeting, RIMCo noted that it planned to recommend termination of certain Money Managers to the Board at the May 2014 meeting. RIMCo recommended that each of the other Money Managers be retained at its current or a reduced fee rate. In doing so, RIMCo, as it has in the past, advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the standard fee rates charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation of the relevance of Money Manager profitability in light of RIMCo’s belief that such fees are reasonable; the Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund; and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the Agreement Evaluation Information, the Board concluded that the fees paid to the Money Managers of each Fund are reasonable in light of the quality of the investment

Exhibit G-11

advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Fund would be in the best interests of the Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreements or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

Subsequent to the Agreement Evaluation Meeting, the Board received a proposal from RIMCo at a meeting held on May 20, 2014 to effect Money Manager changes for the Multi-Style Equity Fund and Global Real Estate Securities Fund, and at that same meeting to effect a Money Manager change for the Aggressive Equity Fund resulting from a Money Manager change of control for one of the Fund’s Money Managers. In the case of each proposed change, the Trustees approved the terms of the proposed portfolio management contract based upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; information as to reason for the proposed change; information as to the Money Manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be allocated to the Money Manager) and RIMCo’s evaluation of the anticipated quality of the investment advisory services to be provided by the Money Manager; information as to any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the CCO’s evaluation of the Money Manager’s compliance program, policies and procedures, and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of Money Manager profitability to the evaluation of portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the standard fee rates charged by the Money Manager to other clients; RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; the increase or decrease in aggregate Money Manager fees to be paid by RIMCo from its Advisory Fee as a result of the engagement of the Money Manager; and the expected costs of transitioning Fund assets to the Money Manager. The Trustees also considered their findings at the Agreement Evaluation Meeting as to the reasonableness of the aggregate Advisory Fees paid by the Funds, and the fact that the aggregate Advisory Fes paid by the Funds would not increase as a result of the implementation of the proposed Money Manager changes because the Money Managers’ investment advisory fees are paid by RIMCo.

Exhibit G-12

Funds of Funds

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve the continuation of the advisory agreements with RIMCo (the “RIMCo Agreements”) and the portfolio management contract with each Money Manager of the funds (collectively, the “portfolio management contracts”) in which the Funds invest (the “Underlying Funds”) on at least an annual basis and that the terms and conditions of each RIMCo Agreement and the terms and conditions of each portfolio management contract provide for its termination if continuation is not approved annually. The Board, including all of the Independent Trustees, considered and approved the continuation of the RIMCo Agreements and the portfolio management contracts at a meeting held in person on May 19-20, 2014 (the “Agreement Evaluation Meeting”). During the course of a year, the Trustees receive a wide variety of materials regarding, among other things, the investment performance of the Funds, sales and redemptions of the Funds’ and Underlying Funds’ shares, management of the Funds and the Underlying Funds and other services provided by RIMCo and compliance with applicable regulatory requirements. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel (“Independent Counsel”), also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds and the Underlying Funds; (2) information and reports prepared by RIMCo relating to the profitability of each Fund and Underlying Fund to RIMCo; (3) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and the Underlying Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by the provider to be generally comparable in investment objectives to the Funds and the Underlying Funds; and (4) information prepared by RIMCo (the “RIMCo Comparative Information”) comparing the performance of certain Underlying Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by RIMCo to be generally comparable in investment objectives to the Underlying Funds. In the case of each Fund, its other peer funds, whether identified as such in the Third-Party Information or the RIMCo Comparative Information, are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. In the case of certain, but not all, Funds, the Third-Party Information reflected changes in the Comparable Funds requested by RIMCo, which changes were noted in the Third-Party Information. The foregoing and other information received by the Board, including the Independent Trustees, in connection with its evaluations of the RIMCo Agreements and portfolio

Exhibit G-13

management contracts are collectively called the “Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and the other RIMCo-managed funds for which the Board has supervisory responsibility (“Other Russell Funds”) with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds and the Underlying Funds (“Fund Counsel”) discussing the legal standards for their consideration of the continuations of the RIMCo Agreements and the portfolio management contracts, and the Independent Trustees separately received a memorandum regarding their responsibilities from Independent Counsel.

At a meeting held in person on April 29, 2014 (the “Information Review Meeting,” and together with the Agreement Evaluation Meeting, the “Meetings”), the Independent Trustees in preparation for the Agreement Evaluation Meeting met first with representatives of RIMCo and then in a private session with Independent Counsel at which no representatives of RIMCo or the Funds’ management were present to review the Agreement Evaluation Information received to that date and, on the basis of that review, requested additional Agreement Evaluation Information. At the Agreement Evaluation Meeting, the Independent Trustees again met in person in a private session with Independent Counsel to review additional Agreement Evaluation Information received to that date. At the Agreement Evaluation Meeting, the Board, including the Independent Trustees, considered the proposed continuance of the RIMCo Agreements and the portfolio management contracts with RIMCo, Fund management, Independent Counsel and Fund Counsel. Presentations made by RIMCo at the Meetings as part of this review encompassed the Funds and all Other Russell Funds. Information received by the Board, including the Independent Trustees, at the Meetings is included in the Agreement Evaluation Information. Prior to voting at the Agreement Evaluation Meeting, the non-management members of the Board, including the Independent Trustees, met in executive session with Independent Counsel to consider additional Agreement Evaluation Information received from RIMCo and management at the Agreement Evaluation Meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that each of the Underlying Funds employs a manager-of-managers method of investment and RIMCo’s advice that the Underlying Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an investment advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Underlying Funds. A Money Manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of an Underlying Fund’s assets to manage directly in its discretion; (2) a non-discretionary assignment pursuant to

Exhibit G-14

which it provides a model portfolio to RIMCo representing its investment recommendations, based upon which RIMCo purchases and sells securities for an Underlying Fund; or (3) both a discretionary and a non-discretionary assignment.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreements for allocating assets of each Fund among its Underlying Funds and for determining, implementing and maintaining the investment program for each Underlying Fund. The assets of each Fund are invested in different combinations of the Underlying Funds pursuant to target asset allocations set by RIMCo. RIMCo may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest. Assets of each Underlying Fund generally have been allocated among the multiple discretionary Money Managers selected by RIMCo, subject to Board approval, for that Underlying Fund. RIMCo manages the investment of each Underlying Fund’s cash and also may manage directly any portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the discretionary Money Managers and portions of an Underlying Fund during transitions between Money Managers. RIMCo also may manage portions of an Underlying Fund based upon model portfolios provided by non-discretionary Money Managers. In all cases, Underlying Fund assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreements.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Underlying Fund and for actively managing allocations and reallocations of its assets among the Money Managers or their strategies and RIMCo itself. The Board has been advised that RIMCo’s goal with respect to the Underlying Funds is to construct and manage diversified portfolios in a risk-aware manner. Each discretionary Money Manager for an Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Underlying Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in an Underlying Fund. For each Underlying Fund, RIMCo is responsible for, among other things, communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Underlying Fund’s investment objective and policies; authorizing Money Managers to engage in or provide recommendations with respect to certain investment strategies for an Underlying Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment or strategy

Exhibit G-15

constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for an Underlying Fund in a complementary manner. Therefore, RIMCo’s selection of Money Managers is made not only on the basis of performance considerations but also on the basis of anticipated compatibility with other Money Managers in the same Underlying Fund. In light of the foregoing, the overall performance of each Underlying Fund over appropriate periods has reflected, in great part, the performance of RIMCo in designing the Underlying Fund’s investment program, structuring an Underlying Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Underlying Fund segments, and allocating assets among the Money Managers or their strategies in a manner designed to achieve the objectives of the Underlying Fund.

The Board considered that the prospectuses for the Funds and the Underlying Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Underlying Fund, rather than the investment selection role of the Underlying Funds’ Money Managers, and describe the manner in which the Funds or Underlying Funds operate so that investors may take that information into account when deciding to purchase shares of any such Fund. The Board further considered that Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIMCo’s reputation for and performance record in managing the Underlying Funds’ manager-of-managers structure.

The Board also considered the demands and complexity of managing the Underlying Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Underlying Funds and the likelihood that, at the current expense ratio of each Underlying Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Underlying Fund selected by shareholders in purchasing their shares of a Fund or Underlying Fund.

In addition to these general factors relating to the manager-of-managers structure of the Underlying Funds, the Trustees considered, with respect to each Fund and Underlying Fund, various specific factors in evaluating renewal of the RIMCo Agreements, including the following:

1.	The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund or the Underlying Fund by RIMCo;

2.	The advisory fee paid by the Fund or the Underlying Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund or Underlying Fund, including the fees for any Money Managers of such Underlying Fund;

Exhibit G-16

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund or Underlying Fund, including any administrative or transfer agent fees and any fees received for management or administration of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund or the Underlying Fund;

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund or Underlying Fund; and

6.	Information provided by RIMCo concerning economies of scale and whether any scale economies are adequately shared with the Fund or the Underlying Fund.

In evaluating the nature, scope and overall quality of the investment management and other services provided, and which are expected to be provided, to the Funds, including Fund portfolio management services, the Board discussed with senior representatives of RIMCo the impact on the Funds’ operations of changes in RIMCo’s senior management and other personnel providing investment management and other services to the Funds during the past year. The Board was not advised of any expected diminution in the nature, scope or quality of the investment advisory or other services provided to the Funds or the Underlying Funds from such changes. The Board also discussed the impact of organizational changes on the compliance programs of the Funds, the Underlying Funds and RIMCo with the Funds’ Chief Compliance Officer (the “CCO”) and received assurances from the CCO that such changes have not resulted in any diminution in the scope and quality of the compliance programs of the Funds or the Underlying Funds.

RIMCo is a wholly owned subsidiary of Frank Russell Company (“FRC”). FRC, in turn, is an indirect majority-owned subsidiary of The Northwestern Mutual Life Insurance Company (“NM”). Prior to the Information Review Meeting, NM publicly announced its intention to evaluate strategic alternatives for its majority interest in FRC. RIMCo advised the Board that this review could result in a transaction (“Transaction”) causing a change of control of RIMCo. At the Information Review Meeting, the Board was advised by RIMCo that an unspecified number of parties had expressed an interest in a Transaction with NM but, to RIMCo’s knowledge, no formal proposals had been received to the date of the Information Review Meeting. RIMCo, however, expected that proposals from one or more unidentified parties would be received shortly. RIMCo expressed its belief that any Transaction would not affect the activities of RIMCo in respect of the Funds or the structure of the Underlying Funds. However, the Board received no assurances in this regard directly from NM. Any Transaction would result, among other things, in an assignment and termination of the RIMCo Agreements, as required by the 1940 Act and by the terms and conditions of the RIMCo Agreements. In the event of a Transaction, the Board

Exhibit G-17

would be required to consider the approval of the terms and conditions of a replacement agreement (“Replacement Management Agreement”) for the RIMCo Agreements and thereafter to submit the Replacement Management Agreement to each Fund’s shareholders for approval, as required by the 1940 Act. At the Agreement Evaluation Meeting, the Board was advised by RIMCo that NM had entered into exclusive discussions with London Stock Exchange Group plc (“LSEG”) regarding a possible Transaction. At both of the Meetings, the Board discussed with RIMCo the need to assure continuity of services required for the Funds’ operations.

As noted above, RIMCo, in addition to managing the investment of each Underlying Fund’s cash, may directly manage a portion of certain Underlying Funds (the “Participating Underlying Funds”) pursuant to the RIMCo Agreements, the actual allocation being determined from time to time by the Participating Underlying Funds’ RIMCo portfolio manager. Beginning in 2012, RIMCo implemented a strategy of managing a portion of the assets of the Participating Underlying Funds to modify such Funds’ overall portfolio characteristics by investing in securities or other instruments that RIMCo believes will achieve the desired risk/return profiles for such Participating Underlying Funds. RIMCo monitors and assesses Participating Underlying Fund characteristics, including risk, using a variety of measurements, such as tracking error, and may seek to manage Participating Underlying Fund characteristics consistent with the Funds’ investment objectives and strategies. For U.S. equity Participating Underlying Funds, fund characteristics may be managed with the goal to increase or decrease exposures (such as volatility, momentum, value, growth, capitalization size, industry or sector). For non-U.S. equity, global infrastructure and global real estate Participating Underlying Funds, fund characteristics may be managed with the goal to increase or decrease exposures (such as volatility, momentum, value, growth, capitalization size, industry, sector or region). For fixed-income and alternative Participating Underlying Funds, fund characteristics may be managed with the goal to increase or decrease exposures (such as sector, industry, currency, credit or mortgage exposure or country risk, yield curve positioning, or interest rates). For all Funds, fund characteristics may be managed to offset undesired relative over or underweights in order to seek to achieve the desired risk/return profile for each Participating Underlying Fund. RIMCo may use an index replication or sampling strategy by selecting an index which represents the desired exposure, or may utilize quantitative or qualitative analysis or quantitative models designed to assess Participating Underlying Fund characteristics and identify a portfolio which provides the desired exposure. Based on this, for the portion of a Participating Underlying Fund’s assets directly managed by RIMCo, RIMCo may invest in common stocks, exchange-traded funds, exchange-traded notes, REITs, short-term investments and/or derivatives, including futures, forwards, options and/or swaps, in order to seek to achieve the desired risk/return profile for the Participating Underlying Fund. Derivatives may be used to take long or short positions. In addition, RIMCo may choose to use the cash equitization process to manage Participating Underlying Fund characteristics in order to seek to achieve the

Exhibit G-18

desired risk/return profile for the Participating Underlying Fund. RIMCo also may manage Participating Underlying Fund assets directly to effect a Participating Underlying Fund’s investment strategies. RIMCo’s direct management of assets for these purposes is hereinafter referred to as the “Direct Management Services.” RIMCo also may reallocate Underlying Fund assets among Money Managers, increase Underlying Fund cash reserves or determine not to be fully invested. RIMCo’s Direct Management Services generally are not intended to be a primary driver of Participating Underlying Funds’ investment results, although the services may have a positive or negative impact on investment results, but rather are intended to enhance incrementally the ability of Participating Underlying Funds to carry out their investment programs. At the Meetings, RIMCo advised the Board of a likely expansion of its Direct Management Services. In connection with this expansion, RIMCo stated that it may provide Direct Management Services to additional Underlying Funds and expected that a larger portion of certain Underlying Funds will be managed directly by RIMCo pursuant to the Direct Management Services. Additional Underlying Funds to be managed pursuant to the Direct Management Services may include some or all fixed income Underlying Funds. The Board considered that during the period, and to the extent that RIMCo employs its Direct Management Services other than via the cash equitization process in respect of Participating Underlying Funds, RIMCo is not required to pay investment advisory fees to a Money Manager with respect to Participating Underlying Fund assets that are directly managed and that the profits derived by RIMCo generally and from the Participating Underlying Funds consequently may be increased incrementally, although RIMCo may incur additional costs in providing Direct Management Services. The Board, however, also considered the potential benefits of the Direct Management Services to Participating Underlying Funds and the Funds; the limited amount of assets that to the date of the Meetings were being managed directly by RIMCo pursuant to the Direct Management Services; and the fact that the aggregate Advisory Fees paid by the Participating Underlying Funds are not increased as a result of RIMCo’s direct management of Participating Underlying Fund assets as part of the Direct Management Services or otherwise.

In evaluating the reasonableness of the Funds’ and Underlying Funds’ Advisory Fees in light of Fund and Underlying Fund performance, the Board considered that, in the Agreement Evaluation Information and at past meetings, RIMCo noted differences between the investment strategies of certain Underlying Funds and their respective Comparable Funds in pursuing their investment objectives. The Board noted RIMCo’s further past advice that the strategies pursued by the Underlying Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Underlying Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

The Third-Party Information included, among other things, comparisons of the Funds’ Advisory Fees with the investment advisory fees of their Comparable Funds on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by

Exhibit G-19

RIMCo and the advisers to such Fund’s Comparable Funds). The Third-Party Information, among other things, showed that each Fund had an Advisory Fee which, compared with its Comparable Funds’ investment advisory fees on an actual basis, was ranked in the first quintile of its Expense Universe for that expense component. In these rankings, the first quintile represents funds with the lowest investment advisory fees among funds in the Expense Universe and the fifth quintile represents funds with the highest investment advisory fees among the Expense Universe funds. The comparisons were based upon the latest fiscal years for the Expense Universe funds.

In discussing the Advisory Fees for the Underlying Funds generally, RIMCo noted, among other things, that its Advisory Fees for the Underlying Funds encompass services that may not be provided by investment advisers to the Underlying Funds’ Comparable Funds, such as cash equitization and management of portfolio transition costs when Money Managers are added, terminated or replaced. RIMCo also observed that its “margins” in providing investment advisory services to the Underlying Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Underlying Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Underlying Funds’ Advisory Fees to their Money Managers. RIMCo expressed the view that Advisory Fees should be considered in the context of a Fund’s or Underlying Fund’s total expense ratio to obtain a complete picture. The Board, however, considered each Fund’s and Underlying Fund’s Advisory Fee on both a standalone basis and in the context of the Fund’s or Underlying Fund’s total expense ratio.

Based upon information provided by RIMCo, the Board considered for each Fund and Underlying Fund whether economies of scale have been realized and whether the Advisory Fee for such Fund or Underlying Fund appropriately reflects or should be revised to reflect any such economies. The Funds are distributed exclusively through variable annuity and variable life insurance contracts issued by insurance companies. Currently, the Funds are made available to holders of such insurance policies (“Insurance Contract Holders”) by two insurance companies. At the Meetings, RIMCo advised the Board that it does not expect that additional insurance companies will make the Funds available to their variable annuity or variable life insurance policyholders in the near or long term because of a declining interest by the insurance companies generally in variable insurance trusts, such as the Funds, as investment vehicles supporting their products. Notwithstanding this expectation, RIMCo expressed its belief that the Funds will remain viable in light of their cash inflows from current participating insurance companies.

The Board considered, among other things, the negative implications for significant future Fund asset growth of RIMCo’s expectation that no additional insurance companies will make the Funds available to their variable annuity and variable life insurance policyholders and other factors associated with the manager-of-managers structure employed by the Underlying Funds, including the variability of Money Manager investment advisory fees.

Exhibit G-20

As noted above, the Board at the Information Review Meeting was advised by RIMCo of NM’s intent to evaluate strategic alternatives for its majority interest in FRC, and at the Agreement Evaluation Meeting was advised by RIMCo that NM had entered into exclusive discussions with LSEG regarding a possible Transaction. NM is one of the two insurance companies making the Funds available to their Insurance Contract Holders. At the Information Review Meeting, RIMCo expressed its belief that NM would continue to make the Funds available to its Insurance Contract Holders in the event of a Transaction. However, the Board received no direct assurances in this regard directly from NM. If NM were to discontinue its participation in the Funds, the Board considered that it is unlikely that the Funds would remain viable.

The Board also considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds, the Underlying Funds and Other Russell Funds are lower, and, in some cases, may be substantially lower, than the rates paid by the Funds, the Underlying Funds and Other Russell Funds. The Trustees considered the differences in the nature and scope of services RIMCo provides to institutional clients and the Funds and the Underlying Funds. RIMCo explained, among other things, that institutional clients have fewer compliance, administrative and other needs than the Funds and the Underlying Funds. RIMCo also noted that since the Funds and the Underlying Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that the Funds and the Underlying Funds are subject to heightened regulatory requirements relative to institutional clients. The Board noted that RIMCo provides office space and facilities to the Funds and the Underlying Funds and all of the Funds’ and Underlying Funds’ officers. Accordingly, the Trustees concluded that the services provided to the Funds and Underlying Funds are sufficiently different from the services provided to the other clients that comparisons are not probative and should not be given significant weight.

With respect to the Funds’ total expenses, the Third-Party Information showed that the total expenses for the Growth Strategy Fund and Equity Growth Strategy Fund were ranked in the fourth quintile of its Expense Universe. The total expenses for the Moderate Strategy Fund ranked in the second quintile of its Expense Universe, and the total expenses for the Balanced Strategy Fund ranked in the third quintile of its Expense Universe. In these rankings, the first quintile represents the funds with the lowest total expenses among funds in the Expense Universe and the fifth quintile represents funds with the highest total expenses among the Expense Universe funds.

The Board considered RIMCo’s explanation of the rankings and its advice that the total expenses of the Growth Strategy Fund were less than 5 basis points from the third quintile of its Expense Universe. With respect to the Equity Growth Strategy Fund, the Board considered RIMCo’s explanation that the Fund has a larger allocation to non-U.S. equity securities and alternative investments than its

Exhibit G-21

Comparable Funds. Non-U.S. equity funds and alternative investments funds generally have higher expense ratios than U.S. equity and fixed income funds. The Equity Growth Strategy Fund’s higher allocations to non-U.S. equity and alternative investments, and the resulting higher indirect expenses of the Underlying Fund, made meaningful comparisons with its Comparable Funds difficult.

On the basis of the Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the Meetings by RIMCo, the Board, in respect of each Fund and Underlying Fund, found, after giving effect to any applicable waivers and/or reimbursements and considering any differences in the composition and investment strategies of their respective Comparable Funds, (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Funds or Underlying Funds; (2) the relative expense ratio of each Fund and Underlying Fund either was comparable to those of its Comparable Funds or RIMCo had provided an explanation satisfactory to the Board as to why the relative expense ratio was not comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Funds or Underlying Funds were not excessive; (5) RIMCo’s profitability with respect to the Funds and each Underlying Fund was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo; and (6) the Advisory Fee charged by RIMCo appropriately reflects any economies of scale realized by such Fund or Underlying Fund in light of various factors, including the negative implications for significant future Fund asset growth of RIMCo’s expectation that no additional insurance companies will make the Funds available to their variable annuity and variable life insurance policyholders and other factors associated with the manager-of-managers structure employed by the Underlying Funds, including the variability of Money Manager investment advisory fees as well as the possible discontinuation of NM’s participation in the Funds.

The Board concluded that, under the circumstances and based on RIMCo’s performance information and reviews for each Fund and Underlying Fund, the performance of each of the Funds would be consistent with continuation of its RIMCo Agreement. The Board, in assessing the performance of Funds and Underlying Funds with at least three years of performance history, focused upon performance for the 3-year period ended December 31, 2013 as most relevant but also considered the Funds’ and Underlying Funds’ performance for the 1- year and, where applicable, 5-year periods ended such date. In reviewing the performance of the Funds and the Underlying Funds generally, the Board took into consideration the various steps taken by RIMCo beginning in 2012 to enhance the performance of certain Underlying Funds, including changes in Money Managers, and, in the case of Participating Underlying Funds, RIMCo’s implementation of its Direct Management Services, which may not yet be fully reflected in Participating Underlying Fund and Fund investment results.

Exhibit G-22

With respect to the Moderate Strategy Fund and the Equity Growth Strategy Fund, the Third-Party Information showed that each Fund’s performance was ranked in the fifth quintile of its Performance Universe for the 1-, 3- and 5-year periods ended December 31, 2013.

With respect to the Balanced Strategy Fund, the Third-Party Information showed that the Fund’s performance was ranked in the third quintile of its Performance Universe for the 5-year period ended December 31, 2013, but was ranked in the fourth quintile of its Performance Universe for each of the 1- and 3-year periods ended such date.

With respect to the Growth Strategy Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for each of the 1- and 5-year periods ended December 31, 2013, and ranked in the fifth quintile of its Performance Universe for the 3-year period ended such date.

The Board considered RIMCo’s explanation that the underperformance of the Funds relative to their respective peer groups was mainly due to asset allocation differences. RIMCo noted, among other things, that the Equity Growth Strategy Fund tends to have a higher allocation to fixed income and a lower allocation to equities than its Comparable Funds, and that equities have largely outperformed fixed income over the 3-year period. RIMCo also explained that each of the Funds tends to hold more diversified growth-oriented assets beyond traditional equities (such as global real estate, infrastructure, commodities, global high yield debt, emerging market debt, and hedge fund strategies), which have lagged in the strong equity markets. This exposure, according to RIMCo, is intended to provide diversification benefits and dampen volatility.

The Board also considered that in January 2014, the Funds implemented a change in strategic asset allocations, which decreased positions in core fixed income, international developed equity and commodities, and increased positions in small cap, emerging markets and infrastructure. According to RIMCo, these changes brought the Funds’ allocations directionally closer towards the average equity and fixed income allocations of the Comparable Funds, although the Funds continue to maintain more diversified growth asset exposure and a larger globally diversified equity allocation than their Comparable Funds.

In evaluating performance, the Board considered each Fund’s and Underlying Fund’s absolute performance and performance relative to appropriate benchmarks and indices in addition to such Fund’s performance relative to its Comparable Funds. In assessing the Funds’ performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board also considered RIMCo’s stated investment strategy of managing the Underlying Funds in a risk-aware manner. The Board also considered the Underlying Fund Money Manager changes that have been

Exhibit G-23

made since 2012 and that the performance of Money Managers continues to impact Fund and Underlying Fund performance for periods prior and subsequent to their termination, and that any incremental positive or negative impact of the Direct Management Services to Participating Underlying Funds, which continue to evolve in nature and scope, was not yet fully reflected in the investment results of the Participating Underlying Funds or the Funds. Lastly, the Board considered potential new strategies discussed at the Meetings and prior Board meetings that may be employed by RIMCo in respect of certain Underlying Funds.

After considering the foregoing and other relevant factors, the Board concluded in respect of each Fund and Underlying Fund that continuation of its RIMCo Agreement would be in the best interests of such Fund and its shareholders and voted to approve the continuation of each RIMCo Agreement.

At the Meetings, with respect to the evaluation of the terms of portfolio management contracts with Money Managers for the Underlying Funds, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ and Underlying Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year from the Funds’ CCO regarding her assessments of Money Manager compliance programs and any compliance issues. RIMCo did not identify any benefits received by Money Managers or their affiliates as a result of their relationships with the Underlying Funds other than benefits from their soft dollar arrangements. The Agreement Evaluation Information described, and at the Meetings the Funds’ CCO discussed, oversight of Money Manager soft dollar arrangements. The Agreement Evaluation Information expressed RIMCo’s belief that, based upon certifications from Money Managers and pre-hire and ongoing reviews of Money Manager soft dollar arrangements, policies and procedures, the Money Managers’ soft dollar arrangements, policies and procedures are consistent with applicable legal standards and with disclosures made by Money Managers in their investment adviser registration statements filed with the Securities and Exchange Commission and by the Underlying Funds in their registration statements. The Board was advised that, in the case of Money Managers using soft dollar arrangements, the CCO monitors, among other things, the commissions paid by the Underlying Funds and percentage of Underlying Fund transactions effected pursuant to the soft dollar arrangements, as well as the products or services purchased by the Money Managers with soft dollars generated by Underlying Fund portfolio transactions. The CCO and RIMCo do not obtain, and the Agreement Evaluation Information therefore did not include, information regarding the value of soft dollar benefits derived by Money Managers from Underlying Fund portfolio transactions. At the Agreement Evaluation Meeting, RIMCo noted that it planned to

Exhibit G-24

recommend termination of certain Money Managers to the Board at the May 2014 meeting. RIMCo recommended that each of the other Money Managers be retained at its current or a reduced fee rate. In doing so, RIMCo, as it has in the past, advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the standard fee rates charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation of the relevance of Money Manager profitability in light of RIMCo’s belief that such fees are reasonable; the Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund and Underlying Fund; and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the Agreement Evaluation Information, the Board concluded that the fees paid to the Money Managers of each Underlying Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Underlying Fund would be in the best interests of such Underlying Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreements or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager for an Underlying Fund that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund and Underlying Fund.

Subsequent to the Agreement Evaluation Meeting, the Board received a proposal from RIMCo at a meeting held on May 20, 2014 to effect Money Manager changes for the Russell Investment Company Russell Investment Grade Bond Fund, Russell Short Duration Bond Fund, Russell U.S. Dynamic Equity Fund and Russell Global Opportunistic Credit Fund and the Russell Investment Funds Global Real Estate Securities Fund and Multi-Style Equity Fund, and at that same meeting to effect a Money Manager change for the Aggressive Equity Fund resulting from a Money Manager change of control for one of the Underlying Fund’s Money Managers. In the case of each proposed change, the Trustees approved the terms of the proposed portfolio management contract based upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; information as to reason for the proposed change; information as to the Money Manager’s role in the management of the Underlying Fund’s investment portfolio (including the amount of Underlying Fund assets to be allocated to the Money Manager) and RIMCo’s evaluation of the anticipated quality of the investment advisory services to be provided by the Money

Exhibit G-25

Manager; information as to any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Underlying Fund’s underwriter; the CCO’s evaluation of the Money Manager’s compliance program, policies and procedures, and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of Money Manager profitability to the evaluation of portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the standard fee rates charged by the Money Manager to other clients; RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; the increase or decrease in aggregate Money Manager fees to be paid by RIMCo from its Advisory Fee as a result of the engagement of the Money Manager; and the expected costs of transitioning Underlying Fund assets to the Money Manager. The Trustees also considered their findings at the Agreement Evaluation Meeting as to the reasonableness of the aggregate Advisory Fees paid by the Underlying Funds, and the fact that the aggregate Advisory Fees paid by the Underlying Funds would not increase as a result of the implementation of the proposed Money Manager changes because the Money Managers’ investment advisory fees are paid by RIMCo.

Exhibit G-26

APPENDIX A

Fund Shares Outstanding as of August 1, 2014

Fund Name	Shares Outstanding
Multi-Style Equity Fund	24,678,778.484
Aggressive Equity Fund	16,173,961.546
Global Real Estate Securities Fund	46,375,592.750
Non-U.S. Fund	32,790,524.452
Core Bond Fund	74,816,474.569
Moderate Strategy Fund	10,466,069.006
Balanced Strategy Fund	29,726,219.191
Growth Strategy Fund	19,738,833.183
Equity Growth Strategy Fund	5,339,894.112

Appendix A-1

APPENDIX B

5% Beneficial Owners of Fund Shares as of June 30, 2014

As of June 30, 2014, the following shareholders were beneficial owners of the percentages of outstanding shares of the Funds indicated below.

Aggressive Equity Fund

Name and Address of Beneficial Owner	Number of Shares	Percentage of Fund Owned
NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	6639427.896	42.21%

NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	4969567.808	31.59%

RIF BALANCED STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	1153312.515	7.33%

RIF GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	993020.403	6.31%

Balanced Strategy Fund

Name and Address of Beneficial Owner	Number of Shares	Percentage of Fund Owned
NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	27689056.744	92.51%

NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	1585357.554	5.30%

Appendix B-1

Core Bond Fund

Name and Address of Beneficial Owner	Number of Shares	Percentage of Fund Owned
NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	46262033.298	62.60%

RIF BALANCED STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	8325607.615	11.27%

NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	7834023.976	10.60%

NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT A ATTN MUTUAL FUND ACCOUNTING N13 NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	4889158.327	6.62%

Equity Growth Strategy Fund

Name and Address of Beneficial Owner	Number of Shares	Percentage of Fund Owned
NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	4343085.225	81.23%

NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	880839.443	16.47%

Appendix B-2

Global Real Estate Securities Fund

Name and Address of Beneficial Owner	Number of Shares	Percentage of Fund Owned
NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	31827025.248	69.16%

NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	10550924.509	22.93%

Growth Strategy Fund

Name and Address of Beneficial Owner	Number of Shares	Percentage of Fund Owned
NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	17343778.627	88.68%

NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	1867377.217	9.55%

Moderate Strategy Fund

Name and Address of Beneficial Owner	Number of Shares	Percentage of Fund Owned
NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	9795771.712	93.72%

Appendix B-3

Multi-Style Equity Fund

Name and Address of Beneficial Owner	Number of Shares	Percentage of Fund Owned
NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	10735883.694	43.27%

NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	9122938.727	36.77%

RIF BALANCED STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	1330710.910	5.36%

Non-U.S. Fund

Name and Address of Beneficial Owner	Number of Shares	Percentage of Fund Owned
NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	13350042.938	40.64%

NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	10782067.392	32.82%

RIF BALANCED STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	2847380.132	8.67%

RIF GROWTH STRATEGY FUND RUSSELL IM&R FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	2153455.475	6.56%

Appendix B-4

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PROXY	PROXY

RUSSELL INVESTMENT FUNDS

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 3, 2014

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES.

The undersigned, revoking previous proxies, hereby appoint(s) Rick Chase, Jessica Gates, Sareena Khwaja-Dixon, Mary Killgrove, Cheryl Wichers, Mark Swanson and Kari Seabrands, each with full power of substitution and revocation, to vote all shares of the Fund(s) which the undersigned is entitled to vote at the Special Meeting of Shareholders of Russell Investment Funds (the “Trust”) to be held at 11:00 a.m., Pacific Time, on November 3, 2014, at the offices of Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, and at any adjournment thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, by that one. This proxy shall be voted on the Proposals described in the Proxy Statement as specified on the reverse side.

This proxy will, when properly executed, be voted as directed herein by the signing shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the Proposals and will be voted in the appointed proxies’ discretion upon such other business as may properly come before the Meeting.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

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Signature

Date

Proposal(s) listed on reverse side.	RIF PXY-V4

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.2voteproxy.com/Russell.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

1.

Approval of a new investment advisory agreement between the Fund and Russell Investment Management Company, the Fund’s current investment adviser (“RIMCo”) (the “Post-Transaction Agreement”), as a result of a transaction involving the sale of RIMCo’s parent company (the “Transaction”).

☐	Express Vote Option: To vote ALL accounts as the Board recommends for Proposal 1, mark the box at the left. No other vote is necessary.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

Multi-Style Equity Fund	☐	☐	☐	Moderate Strategy Fund	☐	☐	☐

Aggressive Equity Fund	☐	☐	☐	Balanced Strategy Fund	☐	☐	☐

Global Real Estate Securities Fund	☐	☐	☐	Growth Strategy Fund	☐	☐	☐

Non-U.S. Fund	☐	☐	☐	Equity Growth Strategy Fund	☐	☐	☐

Core Bond Fund	☐	☐	☐

2.

Approval of a new investment advisory agreement between the Fund and RIMCo that reflects updated terms and, if approved by shareholders, will go into effect in lieu of the Post-Transaction Agreement following the Transaction or, if the Transaction is not consummated, will replace the Fund’s existing investment advisory agreement.

☐	Express Vote Option: To vote ALL accounts as the Board recommends for Proposal 2, mark the box at the left. No other vote is necessary.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

Multi-Style Equity Fund	☐	☐	☐	Moderate Strategy Fund	☐	☐	☐

Aggressive Equity Fund	☐	☐	☐	Balanced Strategy Fund	☐	☐	☐

Global Real Estate Securities Fund	☐	☐	☐	Growth Strategy Fund	☐	☐	☐

Non-U.S. Fund	☐	☐	☐	Equity Growth Strategy Fund	☐	☐	☐

Core Bond Fund	☐	☐	☐

RIF PXY-V4

Your Vote is Important!
Proxy Tabulator PO Box 55909 Boston, MA 02205-5909
Vote by Internet
Please go to the electronic voting site at www.2voteproxy.com/Russell. Follow the on-line instructions. If you vote by internet, you do not have to return your Instruction Card.
Vote by Telephone
Please call us toll-free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you do not have to return your Voting Instruction Card.
Vote by Mail
Mark, sign and date your Voting Instruction Card and return it promptly in the envelope provided.
Please ensure the address below shows through the window of the enclosed postage paid return envelope.
PROXY TABULATOR PO BOX 55909 BOSTON, MA 02205-9100

VOTING INSTRUCTION	VOTING INSTRUCTION

RUSSELL INVESTMENT FUNDS

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 3, 2014

INSTRUCTION CARD SOLICITED ON BEHALF OF THE INSURANCE COMPANY

The undersigned, revoking any previously executed voting instruction cards, hereby directs the Insurance Company to vote all shares of the Fund(s) listed on the reverse side of this card in which the undersigned had an interest as a policy owner on August 25, 2014, at the Special Meeting of Shareholders of Russell Investment Funds (the “Trust”), to be held at 11:00 a.m., Pacific Time, on November 3, 2014, at the offices of Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, and at any adjournment thereof. Receipt of the related proxy statement and accompanying Notice of Special Meeting that describes the matters to be considered and voted on is hereby acknowledged.

If you fail to return this Voting Instruction Card, depending on your separate account, the Insurance Company will vote all shares of the Fund(s) attributable to your account value in proportion to the votes of policy owners allocating assets to such Fund for which voting instructions are received by the Insurance Company.

Shares will be voted in the manner specified in this Voting Instruction Card when properly executed and delivered. If no direction is made when the duly executed Voting Instruction Card is returned, the Insurance Company will vote in favor of the Proposals.

THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Note: Please date and sign exactly as the name appears on this card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.
Signature

Signature

Date

Proposal(s) listed on reverse side.	RIF - VIC - V3

EVERY VOTE IS IMPORTANT!

PROVIDE THIS VOTING INSTRUCTION CARD TODAY!

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.2voteproxy.com/Russell.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

1.	Approval of a new investment advisory agreement between the Fund and Russell Investment Management Company, the Fund’s current investment adviser (“RIMCo”) (the “Post-Transaction Agreement”), as a result of a transaction involving the sale of RIMCo’s parent company (the “Transaction”).

☐	Express Vote Option: To vote ALL accounts as the Board recommends for Proposal 1, mark the box at the left. No other vote is necessary.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

Multi-Style Equity Fund	☐	☐	☐	Moderate Strategy Fund	☐	☐	☐

Aggressive Equity Fund	☐	☐	☐	Balanced Strategy Fund	☐	☐	☐

Global Real Estate Securities Fund	☐	☐	☐	Growth Strategy Fund	☐	☐	☐

Non-U.S. Fund	☐	☐	☐	Equity Growth Strategy Fund	☐	☐	☐

Core Bond Fund	☐	☐	☐

2.	Approval of a new investment advisory agreement between the Fund and RIMCo that reflects updated terms and, if approved by shareholders, will go into effect in lieu of the Post-Transaction Agreement following the Transaction or, if the Transaction is not consummated, will replace the Fund’s existing investment advisory agreement.

☐	Express Vote Option: To vote ALL accounts as the Board recommends for Proposal 2, mark the box at the left. No other vote is necessary.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

Multi-Style Equity Fund	☐	☐	☐	Moderate Strategy Fund	☐	☐	☐

Aggressive Equity Fund	☐	☐	☐	Balanced Strategy Fund	☐	☐	☐

Global Real Estate Securities Fund	☐	☐	☐	Growth Strategy Fund	☐	☐	☐

Non-U.S. Fund	☐	☐	☐	Equity Growth Strategy Fund	☐	☐	☐

Core Bond Fund	☐	☐	☐

RIF - VIC - V3